Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

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      14a-6(e)(2))
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            Spectrum Information Technologies, Inc.
--------------------------------------------------------------------------------
      (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|   No fee required

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            pursuant to Exchange Act Rule 0-11:

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

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previously. Identify the previous filing by registration statement number, or
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

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 9, 1999

To the Stockholders of
Spectrum Information Technologies, Inc.:

      Notice is hereby given that the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Spectrum Information Technologies, Inc., a Delaware corporation, doing business as Siti-Sites.com (the "Company"), will be held at 10:00 a.m. on December 9, 1999, at the Company's offices located at 594 Broadway, Suite 1001, New York, New York, for the following purposes:

            1. To elect one Class I Director to serve for the ensuing one year and until his successor is duly elected and qualified,
                  (b) to elect one Class II Director to serve for the ensuing two years and until his successor is duly elected and qualified, and (b) to elect one Class III Director to serve for the ensuing three years and until his successor is duly elected and qualified.

            2. To approve the Company's Amended and Restated Certificate of Incorporation to, among other things, (a) change the name of the Company to "Siti-Sites.com, Inc.", (b) increase the number of authorized shares of Common Stock from 10,000,000 to 35,000,000, and the number of authorized shares of Preferred Stock from 2,000,000 to 5,000,000, (c) delete the authorization for and all references to Class A Stock, which was automatically converted to Common Stock on March 31, 1999,
                  (d) delete certain limitations on transfers of Common Stock which were originally designed to preserve net operating loss carry forwards of the Company, but are now irrelevant, and have been lost as a result of the change of control transaction in December, 1998, and (e) further indemnify the Company's directors, officers and employees against costs and expenses relating to the performance of their duties.

            3. To approve a plan of financing to raise additional funds through a private placement with Lawrence M. Powers, the Chairman of the Board, Chief Executive Officer and a major stockholder of the Company.

            4.    To ratify the Company's 1999 Stock Option Plan.

            5. To ratify the appointment of Edward Isaacs & Company LLP as the Company's independent public accountant for the Company's fiscal year ending March 31, 2000.

            6. To transact such other business that may properly come before the Annual Meeting.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on October 25, 1999, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. Such stockholders may vote in person or by proxy.

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THE STOCKHOLDER HAS PREVIOUSLY RETURNED A PROXY.

      If your shares are held of record by a broker, bank, or other nominee and you wish to vote your shares at the Annual Meeting, you must obtain and bring to the Annual Meeting a letter from the broker, bank, or other nominee confirming your beneficial ownership of the shares.

                                          By Order of the Board of Directors

                                          ARJUN NAYYAR
                                          Secretary

New York, New York
November [__], 1999

                              --------------------

                                 PROXY STATEMENT

                              ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS

      The proxy accompanying this Proxy Statement is solicited by the Board of Directors of Spectrum Information Technologies, Inc., a Delaware corporation, doing business as Siti-Sites.com (the "Company"). All proxies in the accompanying form, which are properly executed and duly returned, will be voted at the Annual Meeting of Stockholders to be held on December 9, 1999 at 10:00 a.m. (the "Annual Meeting"), at the Company's offices located at 594 Broadway, Suite 1001, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting.

      This Proxy Statement and the enclosed form of proxy are being mailed to stockholders entitled to vote at the Annual Meeting on or about November [___], 1999.

                       VOTING AND SOLICITATION OF PROXIES

      Only holders of record of the Company's Common Stock, par value $.001 per share ("Common Stock"), at the close of business on October 25, 1999 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On that date there were issued and outstanding 8,301,009 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

      IF PROXY CARDS IN THE ACCOMPANYING FORM ARE PROPERLY EXECUTED AND RETURNED, THE SHARES OF COMMON STOCK REPRESENTED THEREBY WILL BE VOTED AS INSTRUCTED ON THE PROXY. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED
(I) FOR THE ELECTION AS DIRECTORS OF THE NOMINEES FOR THE BOARD OF DIRECTORS NAMED BELOW, (II) TO APPROVE THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, (III) TO APPROVE THE COMPANY'S PLAN OF FINANCING, (IV) TO RATIFY THE COMPANY'S 1999 STOCK OPTION PLAN, (V) TO RATIFY THE CHANGE OF INDEPENDENT PUBLIC ACCOUNTANTS TO EDWARD ISAACS & COMPANY LLP, AND (VI) IN THE DISCRETION OF THE PROXIES NAMED IN THE PROXY CARD ON ANY OTHER PROPOSALS TO PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

      The Board of Directors unanimously recommends a vote "FOR" (i) the election as directors of the nominees named in Proposal No. 1 hereof, (ii) the Company's Amended and Restated Certificate of Incorporation described in Proposal No. 2 hereof, (iii) the Company's Plan of Financing described in Proposal No. 3 hereof, (iv) the Company's 1999 Stock Option Plan described in Proposal No. 4 hereof, and (v) the appointment of Edward Isaacs & Company LLP as the Company's independent public accountant for the Company's fiscal year ending March 31, 2000, described in Proposal No. 5 hereof.

      The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, officers, directors and regular employees of the Company may solicit proxies personally or by telephone, telegraph or facsimile transmission. The Company also intends to request that brokerage houses, banks, custodians, nominees, and fiduciaries forward soliciting material to the beneficial owners of Common Stock held of record by such persons, and will reimburse such persons for their reasonable expenses in forwarding such material.

      The holders of a majority of the total shares of Common Stock issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

      Directors are elected by a plurality of the votes actually cast at the Annual Meeting (Proposal No. 1 hereof). The affirmative vote of a majority of the total shares of Common Stock issued and outstanding is required for approval of the Amended and Restated Certificate of Incorporation (Proposal No. 2 hereof). The affirmative vote of a majority of the total shares of Common Stock represented in person or by proxy at the Annual Meeting is required for approval of a plan of financing (Proposal No. 3 hereof), approval of the 1999 Stock Option Plan (Proposal No. 4 hereof) and ratification of the appointment of independent public accountants (Proposal No. 5 hereof). Since only affirmative votes are counted as votes in favor of these matters, abstentions and broker non-votes have the same effect as votes against these matters, except as to the election of directors as to which they will have no effect. Proxies and ballots will be tabulated by the inspectors of election. The Company has been informed by each of Mr. Lawrence Powers, Mr. Barclay Powers, Mr. Robert Ingenito, Mr. Steven E. Gross and Mr. Jason Gross that he intends to vote "for" each of the proposals set forth in this Proxy Statement. As of the Record Date these stockholders collectively held more than 52% of the issued and outstanding shares of Common Stock.

      It is important that proxies be returned promptly. Therefore, whether or not you plan to attend in person, you are urged to execute and return your proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. The proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking such proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                               SECURITY OWNERSHIP

      The following table sets forth information, as of October 25, 1999, as to the beneficial ownership of the Company's Common Stock (including shares which may be acquired within sixty days pursuant to stock options) by (1) each person or group of affiliated persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (2) the Named Executive Officers (as defined in "Executive Compensation" below), (3) each of the Company's directors, and (4) all current directors and executive officers of the Company as a group. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

      Lawrence M. Powers and Barclay Powers had a verbal understanding that the shares of Common Stock held by Barclay Powers may be voted, exercised and disposed of by Lawrence M. Powers. Lawrence M. Powers had never exercised any of these powers on behalf of Barclay Powers. Since Barclay Powers agreed to accept his nomination and stand for election as a director of the Corporation (see Proposal No. 1 hereof), among other reasons, on October 25, 1999, Lawrence M. Powers and Barclay Powers decided to terminate this verbal understanding.

                                  Shares of Common Stock Beneficially Owned

Name of Owner                           Number                  Percent of Class

Lawrence M. Powers                   1,685,000                          20.3%
Powers & Co.
47 Beech Road
Englewood, NJ 07631

                                  Shares of Common Stock Beneficially Owned

Name of Owner                           Number                  Percent of Class

Robert Ingenito                        800,000(1)                        9.3%
80 Ruland Road
Melville, NY 11747-6200

Maurice W. Schonfeld                   800,000(1)                        9.3%
630 Fifth Avenue
Suite 3163
New York, NY 10111

Barclay Powers (2)                   1,685,000                          20.3%
665 Walther Way
Los Angeles, CA 90048

---------------------

Donald J. Amoruso (3)                  194,540(4)                        2.3%
463 Old Sleepy Hollow Road
Pleasantville, NY 10570

Mikhail Drabkin (3)                    100,219(5)                        1.2%
415 East Middlefield Road
Mountain View, CA 94043

Richard duFosse (3)                    120,943(6)                        1.4%
15 John Edward Drive
Northboro, MA 01532

Current Directors and
Executive Officers as a
Group (2 persons):                   2,485,000(7)                       28.9%

----------

      (1) Consists of 500,000 shares of Common Stock and an option to purchase an additional 300,000 shares of Common Stock at an exercise price of $0.15 per share.

      (2) Barclay Powers is Co-President of Tropia, Inc., a wholly-owned subsidiary of the Company.

      (3) A member of former management who resigned as of December 11, 1998 in connection with the change of control transaction.

      (4) Consists of 106,188 shares of Common Stock and various options to purchase an additional 88,352 shares of Common Stock at exercise prices ranging from $0.35 per share to $337.50 per share.

      (5) Consists of 52,581 shares of Common Stock and an option to purchase an additional 47,638 shares of Common Stock at an exercise of $0.35 per share.

      (6) Consists of 61,662 shares of Common Stock and an option to purchase an additional 59,281 shares of Common Stock at an exercise price of $0.35 per share.

      (7) Includes 300,000 shares of Common Stock issuable upon the exercise of an option held by Mr. Ingenito.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      The Company's current Restated Certificate of Incorporation provides for the division of the Company's Board of Directors into three classes with overlapping three-year terms. A director serves in office until his or her respective successor is duly elected and qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. Vacancies on the Board of Directors are filled by the remaining directors.

      In connection with the Company's change of control transaction on December 11, 1998, which is described in "Item 1. Business - Change of Control" of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999, the Company's then-current Board of Directors resigned and appointed Lawrence M. Powers as Chairman of the Board and Chief Executive Officer. Mr. Powers then appointed Mr. Jon Gerber and Mr. Maurice W. Schonfeld to the Board. The Board subsequently appointed Mr. Robert Ingenito to fill a Board vacancy. In April, 1999, Mr. Schonfeld resigned to devote his attention to other commitments. In September, 1999, Mr. Gerber also resigned to pursue other commitments.

      The remaining members of the Board, Lawrence M. Powers and Robert Ingenito, thereafter intended to appoint, and in September, 1999 announced the appointment of, Barclay Powers, the Co-President of the Company's wholly-owned subsidiary, Tropia, Inc. ("Tropia"), and a major stockholder of the Company, and Jonathan Blank, the Co-President and Chief Executive Officer of Tropia, as additional directors. However, the Board subsequently determined not to complete such appointment and did not formally adopt the required resolutions. This determination was based in part on the appointees' reluctance to join the Board at that time due to their other responsibilities, although Barclay Powers has agreed to serve as a Board member if elected at the Annual Meeting . It was also based on the Board's decision that a Board with four members would not be in the best interest of the Company at this point because of the potential to deadlock (two to two) or delay votes on important matters of corporate policy. The Board ultimately concluded that it is presently advisable to reserve Board seats beyond the three directors submitted to stockholders in this Proposal No. 1 for other major financial participants in the Company. The current Board of Directors therefore consists of Mr. Lawrence M. Powers as Chairman and Mr. Ingenito.

      The Board also decided to ask the Company's stockholders to vote on the full slate of three directors at the Annual Meeting, since it will be the first annual meeting of stockholders of the Company since the Company's reorganization was completed in March, 1997, and since the subsequent change of control transaction in December, 1998.

      One Class I director is be elected at the Annual Meeting for a one-year term ending in 2000. One Class II director is to be elected at the Annual Meeting for a two-year term ending in 2001. One Class III director is to be elected for a three-year term ending in 2002. The Board of Directors has nominated Barclay Powers for election as the Class I director, Robert Ingenito for election as the Class II director, and Lawrence M. Powers for election as the Class III director.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF EACH OF THE NOMINEES NAMED BELOW.

      Certain information regarding the nominees for election as directors at the Annual Meeting is set forth below.

     Name           Age       Position(s) with the Company       Class   Reelection Year

Lawrence M. Powers   68    Chief Executive Officer and Chairman    III          2002
                           of the Board.
Robert Ingenito      56    Director                                 II          2001
Barclay Powers       36    Director                                  I          2000

      Lawrence M. Powers, 68, has served as the Company's Chairman of the Board and Chief Executive Officer since the change of control transaction in December, 1998. Mr. Powers has been a private investor since 1992. Beginning in 1978 and continuing to his retirement in 1992, as Chairman/Chief Executive Officer he built Spartech Corporation (NYSE), from a previously bankrupt corporation with few assets, into what has become a $850 million plastics manufacturing group operating 41 plants. He raised some $200 million during his tenure, and with Spartech's key managers, built one of the largest plastic processing companies in the U.S. by 1992 (12 plants at the time). The management team he assembled has continued successfully. He remained on the board of Spartech until 1995 and is still a major securities holder. Mr. Powers, a securities lawyer in New York from 1957 through 1981 and financial architect of several companies, was educated at Yale Law School and senior executive programs at Harvard Business School.

      Robert Ingenito, 56, has served as a Director of the Company since the change of control transaction in December, 1998. Mr. Ingenito was a founder and, since 1989, has served as Chief Executive Officer of Access Communications and Access Direct, two established data service companies ($32 million in sales). Access Direct produces high volume, highly segmented mail correlated to its clients segmented databases; Access Communications produces critical documents from on-line transmissions from its clients. Prior to that, he was the President and a principal of Axciom Corporation (NYSE) when it went public in 1992. Axciom has become a $750 million database management firm and it recently purchased Access Communications from Mr. Ingenito and his partner. Mr. Ingenito has agreed to continue as a consultant to Axciom.

      Barclay Powers, 36, has been the Co-President of Tropia since June 1, 1999. In 1993, Mr. Powers founded Red Hat Productions, Inc., an award-winning N.Y. and L.A. based independent film company, with Jonathan Blank, the Co-President and Chief Executive Officer of Tropia. Through Red Hat, Mr. Powers and Jonathan Blank have jointly produced and marketed two documentary films and a feature length theatrical film, all aimed at the college youth market. The films, now in video release, were written and directed by Jonathan Blank and produced by Mr. Powers. From 1987 to 1992, Mr. Powers was an executive associate to the Chairman/Chief Executive Officer of Spartech Corporation, specializing in marketing projects, acquisitions and joint ventures. He is a graduate of Columbia University. Mr. Powers is the son of Lawrence M. Powers.

Compliance with Section 16 of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock (collectively, "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Reporting Persons are required by SEC regulations to furnish the Company with copies of all such reports. To the Company's knowledge, based on a review of such reports and certain representations of the Reporting Persons, the Company believes that during the 1999 fiscal year, all Reporting Persons timely complied with all applicable Section 16(a) filing requirements except as set forth below. Prior management member Richard duFosse filed one late report covering his acquisition of an option and prior management member Mikhail Drabkin filed one late report covering his acquisition of an option. Lawrence M. Powers filed one late report covering his gifts of stock and an option, and his exercise of his remaining option. Barclay Powers filed two late reports covering his acquisition and exercise of an option. See "Item 5. Market for Registrant's Common Equity and Related Stockholder Matters - Recent Sales of Unregistered Securities" of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999.

                             EXECUTIVE COMPENSATION

Compensation of Executive Officers

      The following table sets forth the total annual compensation paid or accrued by the Company for services in all capacities for the two individuals who served as Chief Executive Officer during the Company's 1999 fiscal year (Mr. Amoruso, who managed the Company's prior discontinued operations, for approximately nine months, and Mr. Lawrence M. Powers, for approximately three months), and two individuals who managed the Company's prior discontinued operations and who were among the highest paid employees for the 1999 fiscal year but were not executive officers at the end of such fiscal year (collectively, the "Named Executive Officers"). The Company had no executive officers serving as such at the end of its 1999 fiscal year whose aggregate compensation exceeded $100,000.

                           Summary Compensation Table

                                                                      Long-Term Compensation
                                                                      ----------------------
                                Annual Compensation               Grants & Awards      Payout
                                -------------------               ---------------      ------
                                                                             Shares
                                                       Other    Restricted  Underly-
Name and                                               Annual      Stock       ing                All other
Principal Position     Year    Salary       Bonus       Comp.      Awards    Options  LIP Payout    Comp.
------------------     ----    ------       -----       -----      ------    -------  ----------    -----
Lawrence M. Powers     1999    18,250(1)       -0-         -0-      -0-        -0-         -0-         -0-
 Chairman and Chief
 Executive Officer

-------------------

Donald J. Amoruso      1999   387,193          -0-      5,916(4)    -0-      44,914        -0-     14,974(5)
 Former Chairman,      1998   295,000          -0-         -0-      -0-      25,000        -0-     19,965(5)
 Chief Executive       1997   295,000     132,686(3)  681,558(4)    -0-        -0-         -0-     19,965(5)
 Officer and
 President (2)

Mikhail Drabkin        1999   239,297          -0-        400(4)    -0-      47,638        -0-         -0-
 Former Chief          1998   195,000          -0-         -0-      -0-      22,719        -0-         -0-
 Technical             1997   195,000      72,500(6)   46,080(4)    -0-        -0-         -0-         -0-
 Officer (2)

Richard duFosse        1999   233,754          -0-        400(4)    -0-      59,281        -0-         -0-
 Former Vice           1998   167,083          -0-         -0-      -0-      22,719        -0-         -0-
 President,            1997   142,083      50,000(7)   46,080(4)    -0-        -0-         -0-         -0-
 Engineering (2)

(1) This amount represents Mr. Powers' contribution of services charged against earnings. No compensation was paid by the Company to Mr. Powers with respect to these services or with respect to continuing operations.

-------------------

(2) Messrs. Amoruso, Drabkin and duFosse resigned as of December 11, 1998 in connection with the change of control transaction.

(3) This amount, which relates to the Company's prior discontinued operations, was awarded pursuant to the Company's Third Amended Consolidated Plan of Reorganization (the "Plan") approved by the Bankruptcy Court, as part of a success fee for effecting a confirmed Plan of Reorganization. The Plan is described in greater detail at Note 1(b) to the Consolidated Financial Statements as part of the Company's Annual Report on Form 10-K for the fiscal year ended on March 31, 1999.

(4) Pursuant to the Plan, as part of a success fee for effecting a confirmed Plan of Reorganization and as incentive compensation, 242,002 shares were set aside to be awarded to officers, employees and non-executive directors responsible for consummation of the Plan. Pursuant to the Plan, Messrs. Amoruso, Drabkin and duFosse were awarded shares of Common Stock totaling 113,593, 7,680 and 7,680, respectively. The shares were distributed pursuant to the Company's 1996 Incentive Deferral Plan, which provided for distribution in three equal installments in August 1997, February 1998 and August 1998. These shares were recorded at their fair value. Actual value of the awards are determined on the date of distribution for each installment in August 1997, February 1998 and August 1998.

(5) Represents premiums under a variable life insurance policy paid by the Company pursuant to Mr. Amoruso's employment agreement, which terminated upon Mr. Amoruso's resignation.

(6) Represents the final installment of starting bonus and performance bonus paid pursuant to Mr. Drabkin's then-current employment agreement.

(7) Represents performance bonus paid pursuant to Mr. duFosse's then-current employment agreement.

Option Grants in Last Year

      The following table sets forth certain information concerning the grant of stock options to each of the Named Executive Officers during the Company's 1999 fiscal year. This table does not include options purchased by Lawrence M. Powers through Powers & Co. in December, 1998 in connection with the change of control transaction.

                              Options Granted in 1999 Fiscal Year

                                                                            Potential
                                                                       Realizable Value at
                                                                        Assumed Annualized
                                                                             Rates of
                                                                           Stock Price
                                                                         Appreciation for
                                                                            Option Term
                                 % of Total
                                  Options
                                 Granted to                                                   Grant
                      Options   Employees in  Exercise or  Expiration                          Date
       Name         Granted(1)  Fiscal Year   Base Price      Date          5%      10%       Value
       ----         ----------  -----------   ----------      ----          --      ---       -----
Lawrence M. Powers       -           -             -             -           -       -           -
------------------
Donald J. Amoruso     44,914       11.35%        .350      Dec. 11, 2003   4,343   9,597         -
Mikhail Drabkin       47,638       12.04%        .350      Dec. 11, 2003   4,607   10,179        -
Richard duFosse       59,281       14.98%        .350      Dec. 11, 2003   5,732   12,667        -

(1)   All options were granted at or above fair market value.

Option Exercises and Year-End Values

      The following table sets forth certain information concerning options to purchase the Company's Common Stock exercised by the Named Executive Officers during the 1999 fiscal year, and the number and value of unexercised options held by each of the Named Executive Officers at March 31, 1999.

                 Aggregated Option Exercises in 1999 Fiscal Year
                        and Fiscal Year End Option Values

                                                                                Value of
                                                      Number of                Unexercised
                                                     Unexercised               In-the-Money
                                                   Options 3/31/99           Options 3/31/99
                      Shares
                     Acquired
                        on           Value
        Name         Exercise      Realized  Exercisable  Unexercisable   Exercisable   Unexercisable
=====================================================================================================
Lawrence M. Powers      -0-         -0-         -0-           -0-            -0-             -0-
------------------
Donald J. Amoruso       -0-         -0-        69,914         -0-          $51,651           -0-
Mikhail Drabkin       13,064     $28,087.60    47,638         -0-          $54,784           -0-
Richard duFosse         -0-         -0-        59,281         -0-          $68,173           -0-

Compensation of Directors

      At present, the Board does not award compensation to its directors.

      Prior to the change of control transaction in December, 1998, each of the Company's outside directors was paid $18,000 per year plus $1,000 per meeting attended, and $500 per diem for any special assignments. The Board of Directors had also adopted a plan during fiscal year 1998 pursuant to which the Company paid one-half of the director's fixed annual compensation in Common Stock of the Company. These arrangements related to the Company's prior discontinued operations and were terminated in December, 1998.

Employment Agreements

      At present, the Company does not maintain employment agreements or other similar arrangements with its executive officers.

      Prior to the change of control transaction, the Company had employment agreements with Messrs. Amoruso, Drabkin, and duFosse, who were employed in the positions noted in the Summary Compensation Table at annual salaries of $387,193, $239,297 and $233,754, respectively. In addition to salary, the above-described employment agreements provided for health and medical insurance, life insurance benefits, certain other benefits and required indemnification in certain circumstances. These agreements also provided that if the Company discharged the individual without cause they were entitled to full compensation and medical benefits for up to one year.

      All of these employment agreements, which related to the Company's prior discontinued operations, were terminated as of December 11, 1998 pursuant to Settlement Agreements executed by Messrs. Amoruso, Drabkin, and duFosse in connection with the change of control transaction. Pursuant to these Settlement Agreements, Messrs. Amoruso, Drabkin, and duFosse received cash payments of $178,235, $52,816 and $48,754, respectively, and options to acquire 44,914, 47,638 and 59,281 shares, respectively, of the Company's Common Stock at an exercise price of $0.35 per share, exercisable through December 11, 2003.

Committees of the Board of Directors

      At present, the Company does not have a Compensation Committee, an Audit Committee or a Nominating Committee.

      Prior to the change of control transaction in December, 1998, the Company had a Compensation Committee composed of two outside board members, Mr. Sheldon
A. Buckler and Mr. George Bugliarello, both of whom resigned as of December 11, 1998.

Directors' Meetings

      The Board of Directors met 15 times during fiscal year 1999, one of which was held after the change of control transaction in December, 1998. Each Director attended more than 75% of the combined number of meetings of both the Board of Directors and of any committees of the Board on which the Director served.

Certain Relationships and Related Transactions

      Tropia

      As described in "Item 1. Business - Tropia" of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999, on June 23, 1999, the Company consummated its acquisition of Tropia, which operates an MP3 music site that promotes and distributes the music of independent artists through its website located at www.tropia.com. Tropia, which is now a wholly-owned subsidiary of the Company, was acquired for an aggregate of 316,850 shares of the Company's Common Stock, half of which were delivered at closing, and half of which are in escrow to be delivered after one year, if certain goals are achieved. The Company has agreed to provide $100,000 of capital to Tropia initially and approximately $800,000 of additional capital during the twelve-month period after the closing. The acquisition was effected by merging SITI-II, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, with and into Tropia. Tropia was partially owned (55%) by Red Hat Productions, Inc., an award-winning independent film production company which is owned by Barclay Powers (a nominee for director, a large stockholder of the Company and the Co-President of Tropia), and Jonathan Blank (the Chief Executive Officer and a Co-President of Tropia). Lawrence M. Powers, the Chairman/Chief Executive Officer and a large stockholder of the Company, has been a financial participant and one-third owner of Red Hat Productions, Inc. since 1997. Tropia was also owned (45%) by Ari Blank and Arjun Nayyar, the designers of the website who are officers of the Company (Treasurer and Secretary, respectively) and officers and employees of Tropia.

      The fully functioning Tropia website, and related business arrangements with artists and marketing agents, has been under development since February 1999 and was valued at 500,000 shares of the Company's Common Stock. However, Lawrence M. Powers and Barclay Powers (his son) have waived their rights to participate in the shares otherwise receivable by Red Hat Productions, Inc. from the acquisition. As a result of this waiver, the shares delivered to Red Hat Productions, Inc. were reduced proportionately and all such shares were distributed by Red Hat Productions, Inc. solely to Mr. Blank. The Company will reserve 183,150 shares of its Common Stock (which equals the number of additional shares that would otherwise have been issued but for the waiver) for issuance in the future (in the form of stock and/or options to acquire stock) for existing and new management personnel of Tropia.

      The Company recently authorized the issuance of an aggregate of 140,845 additional shares of the Company's Common Stock to Ari Blank, Arjun Nayyar and Red Hat Productions, Inc. (with Jonathan Blank to receive all shares allocated to Red Hat Productions, Inc.), the former owners of Tropia, in recognition of the overall performance of Tropia during the 4-month period following the Company's acquisition of Tropia. The Powers' waiver of their rights to participate in the shares otherwise receivable by Red Hat Productions, Inc. also applies to these additional shares. The Company also recently authorized the issuance of 24,155 additional shares of the Company's Common Stock to Jonathan Blank in recognition of his individual efforts on behalf of Tropia. To date, none of the foregoing additional shares have been issued.

      On purchasing a control position in the Company in December, 1998 through Powers & Co., a sole proprietorship owned by Lawrence M. Powers, Mr. Powers promptly made assignments of portions of the shares and/or option he acquired to Jon Gerber, Barclay Powers and certain other individuals. Mr. Powers assigned 200,000 shares (and an option to acquire an additional 80,000 shares) to Jon Gerber, and 995,000 shares (and an option to acquire an additional 690,000 shares) to Barclay Powers. These gifts are further described in "Item 1. Business - Management Background/Philosophy - Investors and Administration" and "Item 5. Market for the Registrant's Common Equity and Related Stockholder Matters - Recent Sales of Unregistered Securities" of the Company's Annual Report for the year ended March 31, 1999.

      Subsequent Financing

      As described in Proposal No. 3 hereof, on July 26, 1999, the Company entered into a private-placement agreement to raise $1,250,000 in equity capital through a private placement with Lawrence M. Powers, the Chairman of the Board, the Chief Executive Officer and a major stockholder of the Company. Under the terms of the agreement, the Company will receive $1,250,000 in exchange for issuing 1,000,000 shares of Common Stock, and an option to purchase an additional 500,000 shares at $2.50 per share, exercisable for five years.

      The terms of the agreement are subject to stockholder review and approval at the Annual Meeting (see Proposal No. 3 hereof). The closing of the private placement transaction is also subject to stockholder approval of a related increase in the number of authorized shares of the Company's Common Stock (see Proposal No. 2 hereof). The private placement is expected to close shortly after stockholder approval is obtained.

      Interim Loan

      Although the private-placement with Mr. Powers described above is subject to the approval of the Company's stockholders, pursuant to an agreement dated October 5, 1999 (a copy of which is attached as Exhibit [___] to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1999), Mr. Powers agreed to lend $1,250,000 to the Company pending the Annual Meeting. The proceeds of the loan have been invested in short-term government securities. Under the October 5, 1999 agreement, if the Company's stockholders approve Proposal Nos. 2 and 3 hereof, the principal amount of the loan shall be applied to the purchase price of the private-placement, the Company will retain all interest thereon, and the Company's obligation to repay the loan shall be deemed to be satisfied. If such stockholder approval is not obtained, or if the Annual Meeting does not occur by January 31, 2000, the principal amount of the loan and all interest thereon shall be paid to Mr. Powers on account of the loan.

      Guarantee of Lease; Other Credit

      On August 30, 1999, the Company entered into a three year lease for new office space at 594 Broadway, Suite 1001, New York, New York 10012. The Company moved its principal executive offices to this location in September, 1999. The Company's payment obligations under this lease were guaranteed by Lawrence M. Powers.

      From time to time, Lawrence M. Powers made his personal credit cards available for use by the Company's and Tropia's employees and has advanced nominal short-term credit to the Company and Tropia for equipment purchases. To date, the aggregate amount of credit extended by Mr. Powers in these transactions did not exceed $15,000.

Common Stock Performance Graph

      The following line graph compares the cumulative total annual stockholder return on the Company's Common Stock during the past five fiscal years, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total monthly return of the S&P 500 Index and the Technology Sector of the S&P 500 Index. The graph is based on the assumption that $100 was invested on April 1, 1994 in the Company's Common Stock, the S&P 500 Index and the Technology Sector of the S&P 500 Index.

      However, as described at "Change of Corporate Name" below, after the Company's change of control transaction in December, 1998, the Company's new senior management and Board of Directors changed the direction and nature of the Company's business, discontinued its prior business and began seeking to establish websites for the marketing of products and services over the Internet. Accordingly, the stockholder returns shown below should not be relied upon as an indication of future performance.

                        [PERFORMANCE GRAPH APPEARS HERE]

                                 Indexed Returns
                                  YEARS ENDING

                       BASE
Company/Index         Mar 94    Mar 95   Mar 96   Mar 97   Mar 98   Mar 99
================================================================================

Spectrum Information    100      16.65     8.00     4.95     0.85     0.76
Technologies, Inc.
S&P 500 Index           100     115.57   152.67   182.93   270.74   320.72
Technology - 500        100     126.54   170.85   230.96   349.06   559.93
--------------------------------------------------------------------------------

Source: S&P Compustat Total Return Service

                                 PROPOSAL NO. 2
                        TO APPROVE THE COMPANY'S AMENDED
                    AND RESTATED CERTIFICATE OF INCORPORATION

      The Company's current Restated Certificate of Incorporation (the "Current Certificate") was adopted in connection with the Company's prior 1995 bankruptcy proceeding and was approved pursuant to the Company's Third Amended Consolidated Plan of Reorganization, which became effective March 31, 1997. See "Item 3. Legal Proceedings - Past Bankruptcy Proceedings" of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999.

      On September 24, 1999, the Board of Directors of the Company unanimously adopted a resolution to amend and restate the Current Certificate as set forth in the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit A (the "Amended Certificate"), subject to approval of the stockholders. The Amended Certificate was recommended by the Board in light of the change of control transaction in December, 1998, the subsequent change of strategic direction of the Company (as described at "Change of Corporate Name" below) and the automatic conversion of all of the Company's Class A Stock to Common Stock on March 31, 1999 (as described at "Changes Resulting from the Conversion of the Class A Stock" below). The following is a description of the most significant changes from the Current Certificate now in the Amended Certificate.

      If approved by the stockholders at the Annual Meeting, the Amended Certificate will become effective upon its filing with the Secretary of State of the State of Delaware. In addition, if the Amended Certificate is approved, the Board of Directors intends to amend the Company's Bylaws immediately after the Annual Meeting to make conforming changes to those made in the Amended Certificate.

================================================================================
            PLEASE REVIEW THIS DESCRIPTION AND THE ATTACHED COPY OF THE AMENDED CERTIFICATE CAREFULLY, AS SEVERAL OF THE CHANGES WILL AFFECT YOUR RIGHTS AS A STOCKHOLDER. THIS DESCRIPTION SHOULD BE READ IN CONJUNCTION WITH, AND IS QUALIFIED BY REFERENCE TO, THE AMENDED CERTIFICATE.
================================================================================

Change of Corporate Name.

      After the change of control transaction in December, 1998, the Company's new senior management and Board of Directors changed the direction and nature of the Company's business, discontinued its prior business and began seeking to establish websites for the marketing of products and services over the Internet. As a result, the Company desires to change the Company's name to "Siti-Sites.com, Inc.," a name that preserves its trading symbol, but is more appropriate for its new Internet business. The Company has temporarily been doing business under the name "Siti-Sites.com" since January, 1999.

      The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding, and the Company's stockholders will not be required to exchange stock certificates to reflect the new name. Shareholders should keep the certificates they now hold, which will continue to be valid, and should not send them to the Company or its transfer agent. The Company will retain the trading symbol "SITI" if the Amended Certificate is approved.

Increase Number of Authorized Shares of Common Stock.

      The Current Certificate authorizes the Company to issue 10,000,000 shares of Common Stock, par value $0.001 per share, 1,500,000 shares of Class A Stock, par value $0.001 per share ("Class A Stock"), and 2,000,000,000 shares of Preferred Stock, par value $0.001 per share ("Preferred Stock"). Section E of
Article IV of the Current Certificate grants the Board of Directors discretion to issue and determine the rights, preferences, designations, qualifications and limitations applicable to Preferred Stock.

      As of September 24, 1999, (a) 8,301,010 shares of Common Stock were issued and outstanding, 1,059,789 additional shares were issuable upon exercise of outstanding options and 108,764 shares were reserved for future grants under the Company's stock option plans, (b) no shares of Class A Stock were issued and outstanding, and (c) no shares of Preferred Stock were issued and outstanding. As described at "Changes Resulting from the Conversion of the Class A Stock" below, on March 31, 1999, all issued and outstanding shares of Class A Stock automatically converted to Common Stock.

      The Company's principal purpose in seeking to increase the authorized number of shares of Common Stock and Preferred Stock is to make additional shares of stock available in the event that the Board of Directors determines
(1) to raise additional capital through the sale of securities, (2) to acquire one or more additional businesses, (3) to establish a strategic relationship with a corporate partner, and/or (4) to authorize additional stock dividends or future stock splits. It will also enable the Company to issue stock and grant stock options to attract personnel as staffing requirements increase. In the opinion of the Board, based upon recent developments in the growth of other Internet companies, it is particularly important for the Company to have the flexibility to offer securities to acquire other Internet operations, to obtain related financing and to attract talented personnel. If the Amended Certificate is adopted, 25,000,000 additional shares of Common Stock and 3,000,000 additional shares of Preferred Stock of the Company will be available for issuance by the Board of Directors without any further stockholder approval, unless such approval is required by applicable law or the rules of any stock exchange on which stock may then be listed.

      The Board of Directors believes that it is desirable that the Company have the flexibility to issue the additional shares without further stockholder approval. The holders of Common Stock have no preemptive rights to purchase any stock of the Company. The additional shares could be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present holders of Common Stock.

      Furthermore, the increase in the authorized number of shares of Common Stock is necessary to provide shares for the proposed plan of financing described in Proposal No. 3 hereof and to increase the number of shares reserved for issuance under the 1999 Stock Option Plan described in Proposal 4 hereof. In addition, as a result of the waiver by Lawrence M. Powers and Barclay Powers of their right to receive Common Stock in connection with the Company's acquisition of Tropia (as discussed above in "Certain Relationships and Related Transactions
- Tropia"), the Company agreed to reserve 183,150 shares of Common Stock for issuance to Tropia's existing and future management.

      Granting the Board of Directors flexibility to issue additional shares of Common Stock and Preferred Stock could enhance the Board's ability to negotiate on behalf of the stockholders in a takeover situation. Although it is not the purpose of the Amended Certificate, the Board could also use the authorized but unissued shares of Common Stock and Preferred Stock to discourage, delay or make more difficult a change in the control of the Company. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. The Current Certificate contains certain other measures (which will not be changed in the Amended Certificate) that may have the effect of delaying or preventing an unsolicited takeover attempt, including provisions authorizing the Board to issue the Preferred Stock with rights, preferences, designations qualifications and limitations fixed by the Board and provisions establishing a classified Board of Directors in which the Board of Directors is divided into three classes. The Board of Directors is not aware of any pending or proposed effort to acquire control of the Company.

Changes Resulting from the Conversion of the Class A Stock.

      As discussed above, the Current Certificate was adopted pursuant to the 1997 Plan of Reorganization. In connection with the 1997 Plan of Reorganization, the Company settled certain claims against it by delivering Class A Stock to the holders of such claims. To protect the voting power of the persons receiving Class A Stock, as required by Section 1123(a)(6) of Title 11 of the United States Code, as amended (the "Bankruptcy Code"), among other reasons, the Current Certificate provides that Class A Stock would have certain liquidation preferences in the event the Company again sought bankruptcy protection prior to March 31, 1999, as well as certain other rights (including, among others, the right to vote separately as a class on certain matters such as the election of directors, the merger of the Company and the sale of all or substantially all of the business of the Company). In addition, the Current Certificate restricts the ability of the Company to issue nonvoting securities, as required by 1123(a)(6) of the Bankruptcy Code, and imposes certain restrictions or requirements which apply only so long as any shares of Class A Stock are outstanding (e.g., Article X requires that two-thirds of the members of the Board present at a meeting approve certain transactions).

      However, all issued and outstanding shares of Class A Stock automatically converted to Common Stock on March 31, 1999 pursuant to Section D of Article IV of the Current Certificate. The Board therefore believes that it is no longer necessary for the Company's certificate of incorporation to authorize or refer to the Class A Stock, or to prohibit the issuance of nonvoting securities. Accordingly, except for certain provisions describing the method of converting Class A Stock into Common Stock, the Amended Certificate removes all references to Class A Stock and all provisions applicable only so long as shares of Class A Stock are outstanding. It also removes the restriction on the issuance of nonvoting securities by the Company.

Remove Limitations on Transfers to Five Percent Shareholders.

      The Current Certificate limits until March 31, 2000 the transfer of shares of Common Stock, and any other interests that would be treated as stock of the Company under the Internal Revenue Code of 1986, as amended (the "Tax Code"), that would cause any individual or entity to become an owner, directly or indirectly, of five percent or more of the Common Stock, or that would increase the percentage ownership interest in the Company of such a person. Shares of the Company's stock were required to bear a legend reflecting this restriction, which was intended to prevent transfers of Common Stock from triggering an "ownership change," as defined in section 382 of the Tax Code. Such an ownership change would thereafter prevent the Company from using certain tax benefits from net operating loss carry forwards ("NOLs") the Company believed it had on the effective date of the 1997 Plan of Reorganization, and which may have been used to offset income of the Company thereafter. The Current Certificate provides that this restriction may be waived by the Board of Directors of the Company.

      The change of control transaction in December, 1998 (which prevented a second bankruptcy filing by prior management) resulted in an "ownership change" under Tax Code section 382, thus prohibiting the Company from using the tax benefits from any then-existing NOLs.. As discussed in "Item 1. Business Prior Company History" of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999, shortly before the change of control transaction was approved by the Company's prior Board of Directors, the Company had wound down its overhead and operations and effectively discontinued it operations, and was on the verge of filing for bankruptcy protection a second time. When evaluating whether to proceed with the change of control transaction, the Company's prior Board considered numerous factors including the Company's inability to raise capital or locate an acquiror, its inability to operate as a going concern without raising additional capital, the interests of its stockholders, employees and creditors, and that the change of control transaction, the only viable alternative to a second bankruptcy filing, would result in an "ownership change," as defined in section 382 of the Tax Code.

      Since an "ownership change" under Tax Code section 382 has already occurred, the present Board believes that it is no longer necessary for the Company's certificate of incorporation to limit transfers of Common Stock to prevent such an occurrence. Accordingly, the Amended Certificate removes these restrictions.

      If the Amended Certificate is approved, certificates representing shares of Common Stock will no longer bear any legend reflecting this restriction. However, the Company's stockholders will not be required to exchange stock certificates to remove this legend. Shareholders should keep the certificates they now hold, which will continue to be valid, and should not send them to the Company or its transfer agent.

Further Indemnify Directors, Officers and Employees.

      The ability of publicly held companies to recruit and retain high quality officers and directors has been adversely impacted by the substantial increase in directors' and officers' litigation costs and risks, and the costs and periodic limitations on the availability and coverage of liability insurance. In order to provide appropriate levels of protection for their officers and directors, many publicly held corporations have been making use of the statutory liability limitation/indemnification tools which have been adopted in many states, including Delaware. The Current Certificate already provides most of these protections. The Board of Directors has unanimously recommended that the stockholders approve providing additional indemnification for the Company's officers and directors to the fullest extent permitted by the Delaware General Corporation law.

      Among other protections provided to the Company's officers and directors in the Current Certificate, the Company is required to indemnify to the fullest extent provided by law any person made or threatened to be made a party or witness to any action, suit or proceeding by reason of the fact that such person is or was a director or officer of the Company or by reason of the fact that such person is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company.

      The Amended Certificate adds that the Company shall also indemnify to the fullest extent provided by law any person made or threatened to be made a party or witness to any action, suit or proceeding (threatened, pending or completed) by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company or by reason of the fact that such person is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company.

Expand Rights to Request Special Shareholder Meetings.

      Under the Delaware General Corporation Law, special meetings of a corporation's stockholders may be called by the corporation's Board of Directors or by such person or persons as may be authorized by the corporation's certificate of incorporation or bylaws. The Current Certificate provides that special meetings of stockholders may only be called by the Board of Directors, the Chairman of the Board or the President of the Company. The Company's current Bylaws contain a similar provision (although they also permit the Board to authorize the holders of Preferred Stock, if issued, to call special meetings of holders of Preferred Stock). This provision makes it more difficult for stockholders to take any action not approved by the Board of Directors.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION AS SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                                 PROPOSAL NO. 3
                            TO APPROVE THE COMPANY'S
                                PLAN OF FINANCING

      On July, 26, 1999, the Board of Directors of the Company unanimously adopted a resolution to enter into an agreement (the "Stock Purchase Agreement") with Lawrence M. Powers, the Company's Chairman and Chief Executive Officer, and a major stockholder of the Company, under which the Company will raise $1,250,000 in equity capital through a private placement transaction, subject to approval of the Company's stockholders. The following description of the Stock Purchase Agreement and the Option (as defined below) should be read in conjunction with, and is qualified by reference to, the Stock Purchase Agreement and the Option, copies of which are attached hereto as Exhibits B and C, respectively. The Stock Purchase Agreement and the form of the Option were prepared based upon the same forms of stock purchase agreement and option negotiated at arms-length with the prior Board in December, 1998 in connection with the change of control transaction.

Overview of Offering Terms

      Under the terms of the Stock Purchase Agreement, the Company will receive $1,250,000, and in exchange will issue 1,000,000 shares of Common Stock and an option (the "Option") to purchase an additional 500,000 shares of Common Stock at $2.50 per share, exercisable for five years. If and when the Option is fully exercised, the Company will receive an additional $1,250,000. The transaction will be a private placement. None of the shares, the Option or the shares underlying the Option will initially be registered with the SEC for future sale, and all will be taken for investment by Mr. Powers.

      The Company intends to use the proceeds of the private placement to develop and expand its operations in the MP3 music field through its music website www.tropia.com. The Company's previous equity financing of $1,000,000 in December 1998 (much of which remains intact as cash capital) was also used for its continuing operations focusing on the MP3 music field and related Internet marketing opportunities.

Conditions Precedent

      As provided in the Stock Purchase Agreement, the terms thereof are subject to stockholder approval at the Annual Meeting, as well as the approval of the Amended Certificate pursuant to Proposal No. 2 hereof to increase the number of authorized shares of Common Stock. If stockholder approval is obtained, the private placement transaction is expected to close shortly thereafter.

Interim Loan

      As discussed above in "Executive Compensation - Certain Relationships and Related Transactions Interim Loan," Mr. Powers agreed to lend $1,250,000 to the Company pending the satisfaction of the foregoing conditions precedent. The proceeds of the loan have been invested in short-term government securities. If of the foregoing conditions precedent are satisfied, the principal amount of the loan shall be applied to the purchase price due under the Stock Purchase Agreement, the Company will retain all interest thereon and the Company's obligation to repay the loan shall be deemed to be satisfied. If such conditions precedent are not met, or if the Annual Meeting does not occur by January 31, 2000, the principal amount of the loan and all interest thereon shall be paid to Mr. Powers on account of the loan.

Voting Rights

      Any Common Stock to be issued under the Stock Purchase Agreement and the Option would have the same voting rights as all other shares of Common Stock.

Anti-dilution Provision

      The number of shares of Common Stock subject to the Option would be subject to customary adjustment as the result of any subdivision, consolidation, increase, decrease, change or exchange of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company issues Common Stock as a dividend or upon a stock split. Any such adjustment shall be made without change in the total exercise price applicable to the unexercised portion of the Option.

Reasons for the Offering

      As indicated in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1999, the Company's future success is highly dependent near term on its ability to raise capital. As a result of the Company's past emergence from bankruptcy protection in 1997, the December 1998 change in control and the subsequent discontinuance of the Company's historical operations and new strategic direction, the Company's ability to raise additional capital is severely restricted. Upon the closing of the private placement, the Company's capital base will be supplemented by the described $1.25 million equity infusion provided by this second round of financing.

      If the Company's stockholders do not approve this private placement transaction, the Company will repay the loan made by Lawrence M. Powers and seek additional financing from another source. However, the Company may not be able to obtain additional financing in the near term on commercially reasonable terms, if at all. Accordingly, if stockholder approval is not obtained, there can be no assurance that the Company will have sufficient financial resources to support the continuation or expansion of its business.

Increase in Beneficial Stock Ownership by Mr. Powers

      As discussed above in "Security Ownership," as of October 25, 1999, Lawrence M. Powers and Barclay Powers, who are the Company's largest stockholders, each owned approximately 20.3% of the issued and outstanding Common Stock of the Company. Upon the closing of this transaction, Lawrence M. Powers's ownership of Common Stock will increase to approximately 28.9%. A subsequent exercise of the Option by Mr. Powers could result in Mr. Power's beneficially owning 32.5% of the issued and outstanding Common Stock of the Company.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PLAN OF FINANCING.

                                 PROPOSAL NO. 4
                               TO RATIFY THE 1999
                                STOCK OPTION PLAN

      The stockholders are being asked to approve the Company's 1999 Stock Option Plan (the "Plan"). A copy of the Plan is attached hereto as Exhibit D. On September 24, 1999, the Board of Directors of the Company unanimously adopted the Plan, subject to stockholder approval. A total of 1,800,000 shares have been reserved for issuance under the Plan.

      The Board believes that the option grants under the Plan will play an important role in the efforts of the Company and its present and future affiliates to attract, employ, motivate and retain experienced employees, officers, outside directors and consultants in the hypercompetitive market for talented individuals. The Company and its affiliates must be able to offer market competitive long-term compensation opportunities. Stock options, because of their upside potential and vesting requirements, are a key component of such compensation opportunities. The Company's prior stock option plans have either terminated or have limited amounts of stock available for issuance. Should the Company's stockholders fail to ratify the Plan, the Company and its present and future affiliates would likely be severely constrained in their ability to attract and retain key employees, officers, outside directors and consultants who are necessary for their success.

      The principal terms and provisions of the Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Plan. This summary should be read in conjunction with, and is qualified by reference to, the Plan.

Administration

      The Plan shall be administered by the Board of Directors or a committee of directors appointed by the Board of Directors, each member of which must be a "non-employee director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an "outside director" as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

      The Board (or a committee thereof that may act as Plan administrator) has full authority under the Plan to determine who receives options under the Plan, the number of shares covered by each granted option, the date or dates options are granted, the maximum term during which the option will remain outstanding, whether the granted option will be an Incentive Stock Option ("ISO") that satisfies the requirements of Section 422 of the Code or a Non-Qualified Stock Option ("NQSO") not intended to meet such requirements, and the remaining provisions of the option grant.

Eligibility

      Employees (including officers), consultants and outside directors who render services to the Company or any affiliate of the Company are eligible to receive option grants under the Plan. Employees, non-employee directors and consultants are eligible for grants of NQSOs. Only employees are eligible for the grant of ISOs. As of October 25, 1999, there were approximately 15 individuals who would have been eligible to receive option grants under the Plan.

Securities Subject to Option Plan

      A maximum of 1,800,000 shares of Common Stock may be issued under the Plan. The last trading price of the Common Stock on November 1, 1999 was $1.00. Generally, any option granted under the Plan which is forfeited, expires or terminates prior to vesting or exercise will again be available for award under the Plan.

Price and Exercisability

      The option exercise price per share in the case of an ISO may not be less than 100% of the fair market value of the Common Stock on the date of the grant. However, in the case of an ISO granted to a holder of shares representing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate of the Company (a "10% Shareholder"), the per share exercise price shall not be less than 110% of the fair market value of the Common Stock on the date of the grant. In addition, the fair market value of shares of Common Stock subject to ISOs (determined as of the date such ISOs are granted) exercisable for the first time by any individual during any calendar year may in no event exceed $100,000. The option exercise price per share in the case of a NQSO will be the price determined by the Board (or a committee thereof that may act as Plan administrator).

      The Board (or a committee thereof that may act as Plan administrator) shall also establish the form or forms in which, payment of the option price with respect to may be made or deemed to have been made. Options may be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

      The Board (or a committee thereof that may act as Plan administrator) may at any time offer to buy out an outstanding option or give an optionee the right to surrender his or her option for cash, shares of Common Stock or another option. No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than (a) by will or the laws of descent and distribution, or (b) with respect to NQSOs, as otherwise determined by the Board (or a committee thereof that may act as Plan administrator) and set forth in the option agreement relating thereto. An option is exercisable only by the optionee (or, in certain circumstances, by the optionee's guardian or legal representative, if any) or one who receives the option pursuant to a permitted transfer. In no event may any option held by an optionee be exercised after the specified expiration date of the option term.

Vesting Conditions and Expiration

      As noted above, the Board (or a committee thereof that may act as Plan administrator) determines the number of options included in an award as well as the vesting and other conditions. The vesting conditions may be based on the nature of the recipient's duties, the recipient's present and potential contributions to the success of the Company and its affiliates and other appropriate criteria.

      Vesting may be accelerated in the event of the recipient's death or disability, or in the event of the termination of his or her employment. An option may be exercised after the termination of the optionee's employment with the Company or its affiliate (other than by reason of death or disability) to the extent exercisable on the date of such termination, for up to three months (or such other period of time not less than 30 days nor more than three months, in the case of an ISO, or not less than 30 days nor more than 12 months, in the case of a NQSO, as determined by the Board (or a committee thereof that may act as Plan administrator) following such termination, provided that such option has not expired on the date of such exercise. In the event of death or permanent and total disability while an optionee is employed by the Company or its affiliate, options may be exercised, to the extent exercisable on the date of termination of employment, by the optionee or the optionee's survivors or legal representatives at any time prior to the earlier of the option's specified expiration date or one year from the date of the optionee's termination of employment (all as more specifically provided in the Plan).

      In addition, vesting may be accelerated in the event of a change of control with respect to the Company. For purposes of the Plan, a "change of control" of the Company will be deemed to occur upon any of the following events: (a) the consummation of a sale, transfer or other disposition of all or substantially all of the Company's assets; (b) approval by the stockholders of the Company of a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction; (c) a change in the composition of the Board over a period of 24 months or less such that a majority of the Board members ceases to be comprised of individuals who have either been Board members continuously since the beginning of such period or have been elected or nominated for selection as Board members by a majority of the continuing Board members; (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or (e) the acquisition by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership of more than 50% of the Company's outstanding voting stock without the Board's recommendation.

      Stock options granted under the Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of ISOs granted to a 10% Shareholder.

Amendment, Termination and Modification of the Plan

      The Board of Directors may amend, terminate or modify the Plan at any time and for any reason. Amendments require the approval of the Company's stockholders only to the extent provided by applicable law, rules or regulations. No amendment, termination or modification of the Plan shall alter or amend any rights or obligations under any option theretofore granted without the consent of the holder of such option.

Changes in Capitalization

      In the event that any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination of shares, exchange of shares or other similar event, then appropriate adjustments will be made to (a) the number and/or kind of shares issuable under the Plan,
(b) the number and/or kind of shares and price per share in effect under each outstanding option under the Plan, and/or (c) the exercise price of each option.

Federal Income Tax Consequences of Options

      Neither the optionee nor the Company incurs any federal tax consequences as a result of the grant of an option. The optionee has no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company receives no deduction when an ISO is exercised. Upon exercising an NQSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of the Common Stock on the date of exercise; the Company ordinarily will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NQSO is exercised is subject to income tax withholding, but, if permitted by the Board (or a committee thereof that may act as Plan administrator), the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NQSO. The tax treatment of a disposition of option shares acquired under the Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NQSO. The Company is not entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

New Plan Benefits

      Awards under the Plan are discretionary. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Plan or the benefits that would have been received by such participants if the Plan had been in effect since the inception of the Company.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE 1999 STOCK OPTION PLAN.

                                 PROPOSAL NO. 5
                              TO RATIFY THE CHANGE
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

      Effective August 31, 1999, the Board of Directors of the Company engaged the accounting firm of Edward Isaacs & Company LLP as independent auditors for the Company. Edward Isaacs & Company LLP replaces the firm of BDO Seidman LLP, whose engagement was terminated (upon the expiration of their engagement) by the Company's Board of Directors effective as of August 31, 1999. BDO Seidman LLP had previously been notified of the termination.

      The Company has consulted with Edward Isaacs & Company LLP after the change of control transaction in December, 1998 with respect to tax issues. During the two most recent fiscal years ending March 31, 1999 and March 31, 1998, and through the period ending August 31, 1999, the Company has not consulted with Edward Isaacs & Company LLP regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that Edward Isaacs & Company LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the SEC and the related instructions to Item 304 of Regulation S-K, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K. Lawrence M. Powers, the Company's Chairman and Chief Executive Officer, and a major stockholder of the Company, has since 1962 employed Edward Isaacs & Company LLP and its predecessor firms to prepare family tax returns and to provide personal tax advice, which in recent years also included tax returns for Barclay Powers, a nominee for director and major stockholder of the Company.

      In connection with the audits of the Company's financial statements for the last two fiscal years ending March 31, 1999 and March 31, 1998, and through the period ending August 31, 1999, there were no disagreements between the Company and BDO Seidman LLP on any matters of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on financial statements. There were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K with respect to the Company within the last two fiscal years ending March 31, 1998 or March 31, 1999, and the subsequent period ending August 31, 1999. BDO Seidman LLP's reports on the Company's financial statements as of March 31, 1999 and 1998 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. However, their report for the fiscal year ended March 31, 1999 contained an explanatory paragraph which stated that the Company's significant recurring losses, its change of control, the discontinuance of its prior business and its new strategic direction, raised substantial doubt about its ability to continue as a going concern. In addition, their report for the fiscal year ended March 31, 1998 contained an explanatory paragraph which stated that unless the Company was able to successfully raise financing, there remained a substantial doubt about the Company's ability to continue as a going concern. The Company has provided a copy of this disclosure to BDO Seidman LLP in compliance with the provisions of Item 304 (a)(3) of Regulation S-K and has requested a letter from BDO Seidman LLP addressed to the SEC stating that BDO Seidman LLP agrees with the statements as set forth above; a copy of such letter is attached as Exhibit
16.1 to the Company's Current Report on Form 8-K filed with the SEC on September 7, 1999.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF EDWARD ISAACS & COMPANY LLP.

                                  ANNUAL REPORT

      The Company's Annual Report on Form 10-K, as well as Amendment No. 1 to Form 10-K, for the fiscal year ended March 31, 1999 (collectively, the Form 10-K"), and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1999 (the "Form 10-Q") are being furnished simultaneously herewith. The Form 10-K and the Form 10-Q are not to be considered a part of this Proxy Statement and are not deemed to be part of the proxy solicitation material.

      The Company will also furnish to any stockholder of the Company any exhibit to the Form 10-K or the Form 10-Q as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Arjun Nayyar, Secretary, at 594 Broadway, Suite 1001, New York, New York 10012.

                                  OTHER MATTERS

      The Board of Directors is not aware of any matters to come before the Annual Meeting which will require the vote of stockholders other than those matters indicated in the Notice of Annual Meeting and this Proxy Statement. However, if any other matter calling for stockholder action should properly come before the Annual Meeting or any adjournments thereof, those persons named as proxies in the enclosed proxy form will vote thereon according to their best judgment.

                     ADVANCE NOTICE FOR DIRECTOR NOMINATIONS

      In order for a stockholder to nominate a candidate for election as a director at the Company's 1999 Annual Meeting of Stockholders, written notice must be delivered (in person or by mail) to Arjun Nayyar, Secretary, at 594 Broadway, Suite 1001, New York, New York 10012 by 5:00 p.m. on November 22, 1999. In order for a stockholder to nominate a candidate for election as a director at the Company's 2000 annual meeting of stockholders, written notice must be delivered to the Secretary of the Company (in person or by mail) not less than 50 days nor more than 75 days prior to the annual meeting. Based on the anticipated meeting date for the 2000 annual meeting, in order for a stockholder to propose director nominations at the 2000 annual meeting, stockholders must deliver notice to the Secretary of the Company at such address between June 30 and July 26, 2000. Specific requirements for each such written notice are contained in the Company's Restated Bylaws, a copy of which will be furnished by the Company, without cost, to any stockholder of the Company upon request made to Arjun Nayyar, Secretary, at 594 Broadway, Suite 1001, New York, New York 10012.

                    STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

      In order for a stockholder to submit a proposal (other than those regarding director nominations as described above) at the Company's 1999 Annual Meeting of Stockholders, written notice must be delivered (in person or by mail) to Arjun Nayyar, Secretary, at 594 Broadway, Suite 1001, New York, New York 10012 by 5:00 p.m. on November 22, 1999. In order for a stockholder to submit a proposal (other than those regarding director nominations as described above) at the Company's 2000 annual meeting of stockholders, written notice must be delivered to the Secretary of the Company (in person or by mail) not less than 50 days nor more than 75 days prior to the annual meeting. Based on the anticipated meeting date for the 2000 annual meeting, in order for a stockholder to propose director nominations at the 2000 annual meeting, stockholders must deliver notice to the Secretary of the Company at such address between June 30 and July 26, 2000. Specific requirements for each such written notice are contained in the Company's Restated Bylaws, a copy of which will be furnished by the Company, without cost, to any stockholder of the Company upon request made to Arjun Nayyar, Secretary, at 594 Broadway, Suite 1001, New York, New York 10012.

                                          By Order of the Board of Directors


                                          ARJUN NAYYAR
                                          Secretary

New York, New York
November [__], 1999

                     SPECTRUM INFORMATION TECHNOLOGIES, INC.
                                      PROXY
                      (SOLICITED BY THE BOARD OF DIRECTORS)

The undersigned appoints Lawrence M. Powers and Arjun Nayyar, or either of them, proxies with full power of substitution, to represent and vote all shares of Common Stock of Spectrum Information Technologies, Inc. held by the undersigned, at the Annual Meeting of Stockholders to be held December 9, 1999, or any adjournment thereof.

      1.    Election of four Directors.

            Class I Nominee:   BARCLAY POWERS
            Class II Nominee:  ROBERT INGENITO
            Class III Nominee: LAWRENCE M. POWERS

            Check only one of the following two boxes:

      |_| VOTE FOR all nominees listed above, except vote withheld as to the following nominees (if any):

            _________________________________________

      |_|   VOTE WITHHELD from all nominees

      2. TO APPROVE THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO, AMONG OTHER THINGS, (A) CHANGE THE NAME OF THE COMPANY TO "SITI-SITES.COM, INC.", (B) INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 35,000,000, AND THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 2,000,000 TO 5,000,000, (C) DELETE THE AUTHORIZATION FOR AND ALL REFERENCES TO CLASS A STOCK, WHICH WAS AUTOMATICALLY CONVERTED TO COMMON STOCK ON MARCH 31, 1999, (D) DELETE CERTAIN LIMITATIONS ON TRANSFERS OF COMMON STOCK WHICH WERE ORIGINALLY DESIGNED TO PRESERVE NET OPERATING LOSS CARRY FORWARDS OF THE COMPANY, BUT ARE NOW IRRELEVANT, AND HAVE BEEN LOST AS A RESULT OF THE CHANGE OF CONTROL TRANSACTION IN DECEMBER, 1998, AND (E) FURTHER INDEMNIFY THE COMPANY'S DIRECTORS, OFFICERS AND EMPLOYEES AGAINST COSTS AND EXPENSES RELATING TO THE PERFORMANCE OF THEIR DUTIES.

            |_| FOR  |_| AGAINST  |_| ABSTAIN

      3. TO APPROVE A PLAN OF FINANCING TO RAISE ADDITIONAL FUNDS THROUGH A PRIVATE PLACEMENT WITH LAWRENCE M. POWERS, THE CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND A MAJOR STOCKHOLDER OF THE COMPANY.

            |_| FOR  |_| AGAINST  |_| ABSTAIN

      4.    TO RATIFY THE COMPANY'S 1999 STOCK OPTION PLAN.

            |_| FOR  |_| AGAINST  |_| ABSTAIN

      5. TO RATIFY THE APPOINTMENT OF EDWARD ISAACS & COMPANY LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT FOR THE COMPANY'S FISCAL YEAR ENDING MARCH 31, 2000.

            |_| FOR  |_| AGAINST  |_| ABSTAIN

      6. TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned shareholder. Where no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Meeting.

                     Dated: ________________________, 1999


                     ------------------------------------------
                     Signature


                     ------------------------------------------
                     Signature

NOTE: Personal representatives, custodians, trustees, partners, corporate officers, and attorneys-in-fact should add their titles as such.

PLEASE VOTE AND DATE THIS PROXY, SIGNING IT AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATES AND RETURN THE PROXY IN THE ENVELOPE PROVIDED.

                                                                       EXHIBIT A

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION


                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                     SPECTRUM INFORMATION TECHNOLOGIES, INC.


     The  undersigned,  Lawrence  M.  Powers,  Chairman  of the  Board and Chief
Executive  Officer  of  Siti-Sites.com,   Inc.,  a  Delaware   corporation  (the
"Corporation"), hereby certifies that:

         1.    The name of the Corporation is Spectrum Information Technologies,
               Inc.

         2. The original Certificate of Incorporation was filed with the Secretary of State of Delaware on April 1, 1987, under the name Spectrum Cellular Corporation.

         3. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Section 245 of the General Corporation Law of the State of Delaware (the "GCL") and, upon filing with the Secretary of State in accordance with Section 103 of the GCL, shall henceforth supersede the original Certificate of Incorporation and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Certificate of Incorporation of the Corporation.

         4. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

                                    ARTICLE I

                                      Name

     The name of the corporation (hereinafter referred to as the "Corporation") is:

                              Siti-Sites.com, Inc.

                                   ARTICLE II

                                Registered Agent

     The name and address of the Corporation's registered agent in the State of Delaware is:

                            Corporation Trust Company
                               1209 Orange Street
                                 Wilmington, DE

                                   ARTICLE III

                                     Purpose

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the "GCL").

                                   ARTICLE IV

                                  Capital Stock

          A. Authorized Stock. The total number of shares of all classes of stock with the Corporation shall have authority to issue is 40,000,000 shares, of which 35,000,000 shares, par value $.001 per share, shall be of a class designed "Common Stock" and 5,000,000 shares, par value $.001 per share, shall be of a class designed "Preferred Stock."

          B. Preferred Stock. The Board of Directors is authorized, subject to the limitations prescribed by law and the provisions of this Article IV, to provide for the issuance from time to time in one or more series of any number of shares of Preferred Stock and, by filing a certificate pursuant to the GCL (the "Preferred Stock Designation"), to establish the number of shares to be included in each series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

               (1) The designation of the series, which may be by distinguishing number, letter or title.

               (2) The number of shares of the series. Unless otherwise provided by the Preferred Stock Designation, the Board of Directors may thereafter increase or decrease the number of shares, but not below the number of shares then outstanding.

               (3) The voting rights, if any, of the holders of shares of the series.

               (4) Whether dividends, if any, shall be c umulative or noncumulative and the dividend rate of the series and the preferences, if any, over any other series (or of any other series over said series) with respect to dividends.

               (5) Dates at which the dividends, if any, shall be payable.

               (6) Whether dividends shall be payable in cash, securities of the Corporation or another entity, or other property.

               (7) The redemption rights and price or prices, if any, for shares of the series.

               (8) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation's affairs.

               (9) The terms and amount of any purchase, retirement or sinking fund provided for the purchase or redemption of the series.

               (10) Whether the shares of the series shall be convertible into or exchangeable for any shares of any other class or series, or any other security of the Corporation or any other entity and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made.

               (11) Whether the issuance of additional shares of Preferred Stock shall be subject to restrictions as to issuance, or as to the powers, preferences, or other rights of any other series.

               (12) The right of the shares of such series to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary of the Corporation, upon the issue of any additional stock (including any additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, retention, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding stock of the Corporation.

               (13) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall, determine.

     The holders of Preferred Stock shall not have any preemptive rights except to the extent such rights shall be specifically provided for in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors.

     C. Common Stock. Common Stock shall be subject to the express terms of the Preferred Stock, and any series thereof. Each share of Common Stock shall have the right to cast one vote for the election of Directors and on all other matters upon which stockholders are entitled to vote. Cumulative voting shall not be permitted.

     D. Record Holders. The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

     E. Quorum. The holders of a majority of all issued and outstanding shares entitled to vote generally in the election of directors, present in person or represented by proxy, will constitute a quorum for the transaction of any business at any duly called meeting of stockholders.

F.   Conversion of Class A Stock.

     (i) On March 31, 1999, each outstanding share of the Corporation's Class A Stock, par value $.001 per share (the "Class A Stock"), automatically converted into one share of Common Stock. The Board of Directors shall have the authority to make any determination of beneficial ownership and changes thereof required to effectuate this Section F of Article IV.

     (ii) The Corporation shall not be obligated to issue to any holder of Class A Stock certificates evidencing shares of Common Stock issuable upon the conversion of Class A Stock into Common Stock until certificates evidencing the shares of Class A Stock are delivered to either the Corporation or any transfer agent of the Corporation. As promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of Class A Stock to the Corporation or any transfer agent of the Corporation), the Corporation shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock effective on March 31, 1999.

     (iii) The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Class A Stock; provided, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the registered holder of the Class A Stock in respect of which such shares are being issued.

     (iv) So long as there are any shares of Class A Stock outstanding, the Corporation shall reserve at all times, free from preemptive rights, out of its treasury stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the shares of Class A Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Class A Stock.

     G.   Voting by Class Action Trustee.

          (i) Certain shares of Class A Stock, which were automatically converted to Common Stock on March 31, 1999(such stock being hereafter referred to as "Class Action Stock") were issued to the trustee (the "Class Action Trustee") for the class action plaintiffs (the "Class Action Plaintiffs") in securities class action litigation (the "Class Action Suits") against the Corporation and certain of its former officers and directors which pending before Judge Frederic Block in the Eastern District of New York under the consolidated caption In Re Spectrum Information Technologies Litigation, No. 93 Civ. 2295 (FB). The Class Action Trustee shall be entitled to vote Class Action Stock that has not yet been distributed to a Class Action Plaintiff pursuant to the settlement of the Class Action Suits and the Corporation's Plan of Reorganization, filed with the Bankruptcy Court on February 9, 1996, as amended, and is held by the Class Action Trustee; however, the Class Action Trustee shall be required to vote the Class Action Stock in the same proportions and the same manner as the holders of shares of Common Stock have voted.

                                    ARTICLE V

                                Rights Agreements

     The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of its stock or other securities or property, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other entity, recognizing that, under certain circumstances, the creation and issuance of such rights could have the effect of discouraging third parties from seeking, or impairing their ability to seek, to acquire a significant portion of the outstanding securities of the Corporation, to engage in any transaction which might result in a change of control of the Corporation or to enter into any agreement, arrangement or understanding with another party to accomplish the foregoing or for the purpose of acquiring, holding, voting or disposing of any securities of the Corporation. The times at which and the specific terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

     A. The initial purchase price per share or other unit of stock or other securities or property to be purchased upon the exercise of such rights.

     B. Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.

     C. Provisions which set forth the type and amount of stock for which such rights are exercisable and provisions which adjust the number or exercise price of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any stock transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

     D. Provisions which deny the holder of a specified percentage of outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

     E. Provisions which permit the Corporation to redeem or exchange such rights, which redemption or exchange may be within the sole discretion of the Board of Directors, if the Board of Directors reserves such right to itself.

     F. The appointment of a rights agent with respect to such rights.

                                   ARTICLE VI

                               Board of Directors

     A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specific circumstances, the Board of Directors shall consist of no more than 7 directors, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors. The directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Initially, Class I directors shall be elected for a one-year term, Class II directors for a two-year term, and Class III directors for a three-year term. At each succeeding annual meeting of the stockholders, successors to the class of directors whose terms expire at the annual meeting shall be elected for a three-year term.

     B. Subject to the rights of any series of Preferred Stock to elect additional directors under specific circumstances, if the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected, subject, however, to prior death, resignation, retirement or removal from office. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor or, if such director has no predecessor, as that of the class of directors to which such director has been elected.

                                   ARTICLE VII

                        Transactions with Related Persons

     A. In addition to any affirmative vote required by law or this Certificate of Incorporation or the Bylaws of the Corporation, and except as otherwise expressly provided in Section C of this Article VII, a Business Combination (as hereinafter defined) with, or proposed by or on behalf of, any Interested Stockholder (as hereinafter defined) or any Affiliate (as hereinafter defined) or Associate (as hereinafter defined) of, any Interested Stockholder or any person who thereafter would be an Affiliate or Associate of such Interested Stockholder shall require the affirmative vote of at least 66 2/3 percent of the votes entitled to be cast by the holders of all the then outstanding shares entitled to vote generally in the election of directors ("Voting Stock"), voting together as a single class, excluding Voting Stock Beneficially Owned (as hereinafter defined) by such Interested Stockholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

     B. The provisions of Section A of this Article VII shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or by any other provision of this Certificate of Incorporation or the Bylaws of the Corporation, or any agreement with any national securities exchange, if the Business Combination shall have been approved, either specifically or as a transaction which is within an approved category of transactions, by a majority of the Board of Directors prior to the Acquisition Date (as hereinafter defined).

     C. The following definitions shall apply with respect to this Article VII:

          (i) The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act of 1934, as amended (the "Exchange Act") as in effect on the date this Certificate of Incorporation became effective under the GCL (the term "registrant" in said Rule 12b-2 meaning in this case the Corporation).

          (ii) The term "Acquisition Date" shall mean t he date on which any person becomes the Beneficial Owner of Voting Stock representing 10 percent or more of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock.

          (iii) A person shall be deemed the "Beneficial Owner"of, and shall be deemed to "Beneficially Own", shares of Capital Stock (as hereinafter defined):


                    (a) which such person or any of such person's Affiliates or Associates, directly or indirectly, has the sole or shared right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act or pursuant to any successor provision), pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, that a person shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own", any security under this Subsection (a) as a result of an agreement, arrangement or understanding to vote such security that both (y) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the rules and regulations promulgated under the Exchange Act and (z) is not reportable by such person on Schedule 13D promulgated under the Exchange Act (or any comparable or successor report) without giving effect to any applicable waiting period; or

                    (b) which are Beneficially Owned, directly or indirectly, by any other person (or any Affiliate or Associate thereof) with which such person (or any of such person's Affiliates or Associates) has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to Subsection (a) above) or disposing of any Capital Stock;

provided, that (y) no director or officer of the Corporation (nor any Affiliate or Associate of any such director or officer) shall, solely by reason of any or all of such officers acting in their capacities as such, be deemed the "Beneficial Owner" of or to "Beneficially Own" any shares of Capital Stock that are Beneficially Owned by any other such director or officer, and (z) no person shall be deemed the "Beneficial Owner" of or to "Beneficially Own" any shares of Voting Stock held in any voting trust, any employee stock ownership plan or any similar plan or trust if such person does not posses the right to vote, to direct the voting of or to be consulted with respect to the voting of such shares.

          (iv) The term "Business Combination" shall mean:

                    (a) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (y) any Interested Stockholder or (z) any other company (whether or not itself an Interested Stockholder) which is or after such merger or consolidation would be an Affiliate or Associate of an Interested Stockholder; or

                    (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment, loan, advance, guarantee, agreement to purchase, agreement to pay, extension of credit, joint venture participation or other arrangement (in one transaction or a series of transactions) with or for the benefit of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder involving the Corporation or any Subsidiary and any assets, securities or commitments of the Corporation, any Subsidiary or any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder which (except for any arrangement, whether as employee, consultant or otherwise, other than as a director, pursuant to which any Interested Stockholder or any Affiliate or Associate thereof shall, directly or indirectly, have any control over or responsibility for the management of any aspect of the business or affairs of the Corporation, with respect to which arrangements the value tests set forth below shall not apply), together with all other such arrangements (including all contemplated future events), has an aggregate Fair Market Value (as defined below) and/or involves aggregate commitments of $5,000,000 or more or constitutes more than 5 percent of the book value of the total assets (in the case of transactions involving assets or commitments other than Capital Stock) or 5 percent of the stockholders' equity (in the case of transactions in Capital Stock) of the entity in question (a "Substantial Part"), as reflected in the most recent fiscal year-end consolidated balance sheet of such entity existing at the time the stockholders of the Corporation would be required to approve or authorize the Business Combination involving the assets, securities and/or commitments constituting any Substantial Part; or

                    (c) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation; or

                    (d) any reclassification of securities of the Corporation (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or otherwise involving an Interested Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of any directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock, or any securities convertible into Capital Stock or into equity securities of any Subsidiary, that is Beneficially Owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

                    (e) any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses
          (a) to (d).

               (v) The term "Capital Stock" shall mean all capital stock of the Corporation authorized to be issued from time to time under Article IV of this Certificate of Incorporation.

               (vi) The term "Fair Market Value" shall mean (y) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange listed stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange or, if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 60-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use in its stead, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the Board of Directors in accordance with Subsection (i) of Section D of this Article VII, and (z) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Board of Directors in accordance with Subsection (i) of Section D of this Article VII.

               (vii) The term "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity), who (a) is the Beneficial Owner of 10 percent or more of the then outstanding Voting Stock; or (b) is an Affiliate or Associate of the Corporation and at any time within the two- year period immediately prior to the date in question was the Beneficial Owner of 10 percent or more of the then outstanding Voting Stock.

               (viii) The term "person" shall mean any individual, firm, corporation, partnership or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Stock.

               (ix) The term "Subsidiary" means any company of which a majority of any class of equity security is beneficially owned by the Corporation; provided, however, for the purpose of the definition of Interested Stockholder set forth in Subsection (vii) of this Section C, the term "Subsidiary" shall mean only a company of which a majority of each class of equity securities is Beneficially Owned by the Corporation.

     D. (i) A majority of the Board of Directors shall have the power to determine for the purpose of this Article VII, all questions arising under this Article VII, including, without limitation, (a) whether a person is an Interested Stockholder, (b) the number of shares of Capital Stock or other securities Beneficially Owned by any person,
          (c) whether a person is an Affiliate or Associate of another, (d) whether a Business Combination is with, or proposed by, or on behalf of an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder, (e) whether the assets that are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $5,000,000 or more or constitutes more than 5 percent of the book value of the total assets or 5 percent of the stockholders' equity of the entity in question, (f) whether the assets or securities that are the subject of any Business Combination constitute a Substantial Part, (g) the date on which an Interested Stockholder became an Interested Stockholder, (h) the date on which an Acquisition Date occurred, (i) the Fair Market Value of stock or other property in accordance with Subsection (vi) of Section C of this Article VII, and
          (j) any other matter relating to the  applicability  or effect of this
          Article VII. Any such determination shall be binding and conclusive on all parties.

               (ii) The Board of Directors shall have the right to demand that any person who it believes is or may be an Interested Stockholder (or who holds of record shares of Capital Stock that are Beneficially Owned by any person that the Board of Directors believes is or may be an Interested Stockholder) supply the Corporation with complete information as to: (a) the record holders of all shares of Capital Stock that are Beneficially Owned by such person; (b) the number of shares of each class or series of Capital Stock that are Beneficially Owned by such person and held of record by each such record holder and the numbers of the stock certificates evidencing such shares; and (c) any other matter relating to the applicability or effect of this
          Article VII as the Board of Directors may reasonably request. Each such person shall furnish such information within 10 days after the receipt of such demand.

     E. Nothing contained in this Article VII shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law or to be in derogation of any action, past or future, which has been or may be taken by the Board of Directors or the stockholders with respect to the subject matter contained herein.

     F. For the purposes of this Article VII, a Business Combination is presumed to have been proposed by, or on behalf of, an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder or a person who thereafter would become such if such Interested Stockholder, Affiliate, Associate or person votes for or consents to the adoption of any such Business Combination, unless as to such Interested Stockholder, Affiliate, Associate or person a majority of the Board of Directors makes a determination that such Business Combination is not proposed by or on behalf of such Interested Stockholder, Affiliate, Associate or person.

                                  ARTICLE VIII

                         Personal Liability of Directors

      A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except that this Section A of Article VIII shall not eliminate or limit a director's liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which such director derived an improper personal benefit. If the GCL is amended after the date this Amended and Restated Certificate of Incorporation became effective under the GCL to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended from time to time.

     Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person, which may provide for indemnification greater or different than that provided in this
Article VIII.

     Any repeal or modification of this Section A of Article VIII shall not increase the personal liability of any director of this Corporation for any act or occurrence taking place prior to such repeal or modification, or otherwise adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     The provisions of this Section A of Article VIII shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director which has not been eliminated by the provisions of this Section A of Article VIII.

     B. The Corporation shall indemnify to the full extent authorized or permitted by law (as now or hereafter in effect) any person made, or threatened to be made a party or witness to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, a administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or by reason of the fact that such person is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law. No amendment or repeal of this Section B of Article VIII shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

     C. The Corporation shall indemnify to the full extent authorized or permitted by law (as now or hereafter in effect) any person made, or threatened to be made a party or witness to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or by reason of the fact that such person is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law. No amendment or repeal of this Section C of Article VIII shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

     D. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any such expense, liability or loss, or against any other expense, liability or loss, to the extent permitted under the GCL. The Corporation may also create a trust fund, grant a security interest and/or use other means (including but not limited to, letters of credit, surety bonds and/or use other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing, to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein or elsewhere.

                                   ARTICLE IX

                               Amendment to Bylaws

     A. In furtherance and not in limitation of the powers conferred by applicable law, the Board of Directors is expressly authorized and empowered to:

          (1) adopt, alter, amend, change or repeal the Bylaws of the Corporation; provided, however, that the Bylaws adopted by the Board of Directors under the powers hereby conferred may be adopted, altered, amended, changed or repealed by the Board of Directors subject to the provisions of this Amended and Restated Certificate of Incorporation, or the stockholders having voting power with respect thereto; provided, further, that, subject to the provisions of Article VI of this Amended and Restated Certificate of

Incorporation, in the case of amendments by stockholders, the affirmative vote of the holders of at least 80 percent of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to alter, amend or repeal the Bylaws; and

          (2) from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to inspection of stockholders; and, except as so determined, or as expressly provided in this Amended and Restated Certificate of Incorporation or in any Preferred Stock Designation, no stockholder shall have any right to inspect any account, book or document of the Corporation other than such rights as may be conferred by law.

     B. The Corporation may in its Bylaws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors in this Amended and Restated Certificate of Incorporation or by law; provided, however, that no Bylaws hereafter adopted by the stockholders or otherwise shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

                                    ARTICLE X

                               Shareholder Consent

     Notwithstanding any other provision of this Certificate of Incorporation or the Bylaws of the Corporation to the contrary, no action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken by written consent without such a meeting except any action taken upon the signing of a consent in writing by all stockholders of the Corporation having voting power of the then outstanding Voting Stock setting forth the action to be taken. Subject to the rights of the holders of any class or series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by the Board of Directors, the Chairman of the Board, the President of the Corporation .

                                   ARTICLE XI

                              Other Constituencies

     The Board of Directors, when evaluating any (a) tender offer or invitation for tenders or proposal to make a tender offer or request or invitation for tenders, by another party, for any equity security of the Corporation or (b) proposal or offer by another party to (i) merge or consolidate the Corporation or any subsidiary with another corporation, (ii) purchase or otherwise acquire all or a substantial portion of the properties or assets of the Corporation or any subsidiary, or sell or otherwise dispose of to the Corporation or any subsidiary all or a substantial portion of the properties or assets of such other party or (iii) liquidate, dissolve, reclassify the securities of, declare an extraordinary dividend or recapitalize or reorganize the Corporation, shall be permitted (but not required) to take into account all factors which the Board of Directors deems relevant, including, without limitation, to the extent so deemed relevant the potential impact on employees, customers, suppliers, partners, joint venturer and other constituents of the Corporation and the communities in which the Corporation operates.

                                   ARTICLE XII

                   Amendments to Certificate of Incorporation

     Except as may be expressly provided in this Certificate of Incorporation, the Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XIV; provided, however, that any amendment or repeal of Article IX of this Certificate of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; provided further, that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.



     IN WITNESS HEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer and Chairman of the Board and attested by its Secretary this _______ day of _________, 1999.


                                         SPECTRUM INFORMATION TECHNOLOGIES, INC.



                                         By:___________________________________
                                            Lawrence M. Powers,
                                            Chief Executive Officer and
                                            Chairman of the Board

Attest: ___________________

                                                                       EXHIBIT B

                            STOCK PURCHASE AGREEMENT

                                  POWERS & CO.
                                  47 Beech Road
                           Englewood, New Jersey 07631


                                  July 26, 1999


Spectrum Information Technologies, Inc.
P.O. Box 1006
New York, New York 10268

Re:      Stock Purchase Agreement

Gentlemen:

     The following sets forth the terms and conditions of a purchase of securities in Spectrum Information Technologies, Inc. (the "Company") by the undersigned, to be completed upon the satisfaction of the condition precedent set forth in Section 2(a) of this Agreement:

     1. Stock Purchase. Subject to the satisfaction of the condition precedent set forth in Section 2(a) hereof, at the Closing (as described in Section 2(b) hereof) Powers & Company ("Powers") shall purchase 1,000,000 shares of common stock par value $.001 of the Company (the "Common Stock"), and an option to acquire 500,000 additional shares of such Common Stock (the "Option"), for a total purchase price of $1,250,000 (the "Purchase Price"). The terms and provisions of the Option are set forth in Exhibit A annexed hereto.

     2.   Condition Precedent; Closing.

          (a) The obligations of each party to effect the purchase and sale of the Shares and the Option shall be subject to the approval by the Company's stockholders at the Company's next annual meeting of stockholders of (i) the terms hereof, and (ii) an amendment to the Company's certificate of incorporation increasing the number of authorized shares of Common Stock to a number sufficient to permit the issuance of the Shares and the Option hereunder.

          (b) The closing of the purchase and sale of the Shares and the Option (the "Closing") shall occur as soon as practicable after the satisfaction of the condition precedent set forth in Section 2(a) hereof, at such location as may be agreed upon by the Company and Powers. At the Closing, (i) the Company shall deliver to Powers one or more stock certificates for the Shares, issued in the name of Powers, or in such name(s) as may be designated by Powers, (ii) the Company shall deliver to Powers the executed Option, and (ii) Powers shall deliver to the Company the Purchase Price, payable by bank or certified check.

     3. Representations and Warranties of the Company. These representations and warranties shall survive for twelve (12) months following the Closing. In consideration of the purchase and sale described above and the remaining terms hereof, the Company represents and warrants to its knowledge that as of the date hereof and as of the date of the Closing, subject to the satisfaction of the condition precedent set forth in Section 2(a) hereof:

          (a) Stock Ownership. Upon issuance, the Common Stock and the shares underlying the Option will be duly authorized and validly issued, fully paid and non-assessable. The Option shall be enforceable in accordance with its terms.

          (b) Title. Following consummation of the transaction, the Company warrants title to the Common Stock and Option and covenants and agrees at its expense to defend Powers's right, title and ownership of the Common Stock (whether issued on the date hereof or upon exercise of the Option) against the claims and demands of all persons whomsoever.

          (c) Company's Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all necessary powers to carry on its business as now operated by it.

          (d) Authorization to Convey Stock. (i) The Company has full power and authority to enter into this Agreement and the Option and the Company has full power and authority to sell, convey, assign and transfer the Common Stock and the Option to Powers and otherwise consummate the transaction contemplated by this Agreement; (ii) this Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms; (iii) neither the execution and delivery of this Agreement and the Option, nor the consummation of the transaction contemplated herein in the manner herein provided, will violate any agreement to which the Company is a party or by which the Company is bound, or any law, order, decree or judgment applicable to the Company; and (iv) no authorization, approval or consent of any third party is required for the lawful execution, delivery and performance of this Agreement and the Option by the Company.

     4. Representations and Warranties of Powers. In consideration of the purchase and sale described above and the remaining terms hereof, Powers has executed and delivered to the Company the Investor's Representation Letter attached hereto as Exhibit B, pursuant to which it makes certain representations and warranties to the Company as of the date hereof and as of the date of the Closing.

     5. Modification, Discharge, Termination. Neither this Agreement nor any provisions hereof shall be modified, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge, or termination is sought.

     6. Notices. Any notice, demand, or other communication that any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, registered or certified, return receipt requested, addressed to such address as may be given herein; or (b) delivered personally at such address.

     7. Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the parties' benefit and the benefit of the parties' successors, legal representatives, and assigns.

     8. Entire Agreement. This Agreement and its Exhibits hereto contains the entire agreement of the parties, and there are no representations, covenants, or other agreements except as stated or referred to herein.

     9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, both substantive and remedial.

     10. Severability. If any provision of this Agreement shall be held to be void or unenforceable under the laws of any place governing its construction or enforcement, this Agreement shall not be voidable as a result thereof, but shall be construed to be otherwise in force with the same effect as though such provisions were omitted.

     11. Section Headings. The section headings contained herein are for reference purpose only and shall not in any way affect the meaning or interpretation of this Agreement.

     If the foregoing accurately reflects our agreement, please so indicate in the appropriate space below.


SPECTRUM INFORMATION                              POWERS & CO.
 TECHNOLOGIES, INC.



By:_______________________                        By:________________________
Name:    Jon Gerber                               Name:    Lawrence M. Powers
Title:   Vice President                           Its:     Owner/Sole Proprietor

                                                                       EXHIBIT C

                                     OPTION

                             STOCK OPTION AGREEMENT

     This STOCK OPTION AGREEMENT is made as of the _______ day of __________, 1999, by and between Spectrum Information Technologies, Inc. a Delaware Corporation (the "Company") and Powers & Co. (the "Optionee").

     WHEREAS, the Company and the Optionee have entered into a Stock Purchase Agreement dated July 26, 1999, providing for the sale to the Optionee of shares of common stock, par value $0.001 per share, of The Company (the "Common Stock"), and the stock option described herein for an aggregate purchase price of $1,250,000, subject to conditions precedent set forth therein; and

     WHEREAS, the conditions precedent set forth in such Stock Purchase Agreement have been satisfied;

     NOW, THEREFORE, in consideration of the payment described, the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (hereafter called this "Option"), to purchase all or any part of an aggregate of 500,000 shares of Common Stock on the terms and conditions set forth herein.

     2. EXERCISE PRICE AND EXPIRATION. The exercise price and the expiration dates as to the share underlying this Option shall be as follows:

Number of Share                Exercise Price          Expiration Date
---------------                ---------------         ----------------

500,000                        $2.50 per share         ______________, 2004

     3. DURATION. This Option shall become exercisable upon issuance of this Agreement and shall remain exercisable at the stated price through the expiration date set forth above. To facilitate partial transfer, exercise or sale, this Option may be subdivided into options in smaller denominations upon the Optionee's request in writing from time to time.

     4. LIMITATION ON DISPOSITION. This Option and shares of Common Stock underlying this Option have not been registered under the Securities Act of 1933 (the "Act") or under applicable state securities laws and, therefore, cannot be sold, assigned, or otherwise transferred unless subsequently registered under the Act and under applicable state securities laws or an exemption from such registration is then available. The Optionee hereby agrees that it will not sell, assign, or transfer this Option or the shares of Common Stock underlying this Option unless they are registered under the Act and under applicable state securities laws or an exemption from such registration is then available, according to a legal opinion reasonably acceptable to the Company.

     5. MANNER OF EXERCISE OF OPTION. This Option may be exercised, subject to the terms and conditions contained herein, by delivering written notice to the Chief Executive Officer or Treasurer of the Company at its principal office no less than three days in advance of the proposed exercise date. Such notice shall specify the number of shares of Common Stock with respect to which this Option is being exercised and the effective date of the proposed exercise and shall be signed by the Optionee. The notice shall be accompanied by a certified check or cash in the amount of the aggregate option exercise price for such number of shares. In no event shall stock be issued or certificates be delivered until full payment shall have been received by the Company as to such exercise or partial exercise, nor shall the Optionee have any right or status as a shareholder of such underlying shares prior to such exercise. Certificates for shares of Common Stock purchased upon the exercise of this Option shall be delivered to the Optionee as soon as practicable following the effective date on which this Option is exercised.

     6. ADJUSTMENT ON RECAPITALIZATION, MERGER OR REORGANIZATION. If the outstanding shares of the Common Stock of the Company are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue Common Stock as a dividend or upon a stock split, then the number of shares subject to the unexercised portion of this Option shall be appropriately adjusted by the Board of Directors of the Company. Any such adjustment shall be made without change in the total exercise price applicable to the unexercised portion of this Option. If, in the event of a merger or consolidation, the Company is not the surviving corporation, and the event that the agreement of merger or consolidation does not provide for the substitution of a new option for this Option, or for the assumption of this Option by the surviving corporation, or in the event of the dissolution or liquidation of the Company, the Optionee shall have the right immediately prior to the effective date of such merger, consolidation, dissolution or liquidation, to exercise this Option in whole or in part, provided, however, that this Option shall not be exercisable in whole or in part later than the date noted in paragraph 2 above. Any adjustments made pursuant to this paragraph shall be made by the Board of Directors of the Company, whose good faith determination in compliance with Delaware law, as to what adjustment shall be made and the extent thereof, shall be final, binding and conclusive. In computing any adjustment hereunder, any fractional share which might otherwise become subject to this Option shall be eliminated.


SPECTRUM INFORMATION TECHNOLOGIES, INC


By:__________________________________________________
   Jon Gerber, Vice-President, Secretary and Treasurer


OPTIONEE

POWERS & CO.


By:__________________________________________________
   Lawrence M. Powers, Owner

                                                                       EXHIBIT D

                             1999 STOCK OPTION PLAN

                              SITI-SITES.COM, INC.

                             1999 STOCK OPTION PLAN


2. Name and Effective Date

      The name of this plan is the Siti-Sites.com, Inc. 1999 Stock Option Plan (the "Plan"). The Plan shall be effective upon approval by the stockholders of the Company.

3. Purpose

         The purpose of the Plan is to permit the Company and its Affiliates (as defined below) to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees and consultants of the Company and its Affiliates, and to promote the success of the business of the Company and its Affiliates.

4. Definitions

         As used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Administrator" shall have the meaning given such term in Section 4 below.

         (b) "Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls or is under common control with the Company.

         (c) "Board" shall mean the Board of Directors of the Company.

         (d) "Change of Control" shall mean (i) the consummation of a sale, transfer or other disposition of all or substantially all of the Company's assets; (ii) the consummation of a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a Person or Persons different from the Persons holding those immediately prior to such transaction; (iii) a change in the composition of the Board over a period of twenty-four (24) months or less such that a majority of the Board members ceases to be comprised of individuals who have either been Board members continuously since the beginning of such period or have been elected or nominated for selection as Board members by a majority of the continuing Board members; (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or (v) the acquisition by any Person or related group of Persons (other than the Company or a Person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership of more than 50% of the Company's outstanding voting stock without the Board's recommendation.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (f) "Company" shall mean Siti-Sites.com, Inc., a Delaware corporation.

         (g) "Consultant" shall mean any Person who contracts to provide services to the Company or any Affiliate as an independent contractor.

         (h) "Director" shall mean a member of the Board, or the board of directors of any Affiliate.

         (i) "Employee" shall mean any person, including officers and Directors, who is an employee of the Company or any Affiliate .

         (j) "Fair Market Value" shall mean, with respect to Shares or other securities (i) the closing price per Share of the Shares on the principal exchange on which the Shares are then trading, if any, on such date, or, if the Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Shares are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the Shares are then listed as a National Market Issue under the NASDAQ National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the Shares on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Shares are not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Shares on such date as determined in good faith by the Administrator; or
(iv) if the provisions of clauses (i), (ii) and (iii) shall not be applicable, the fair market value established by the Administrator acting in good faith.

         (k) "ISO" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the option agreement relating thereto.

         (l) "Non-Employee Director" shall mean each Director who is not an Employee or Consultant and who otherwise is considered a "non-employee" director for purposes of Rule 16b-3.

         (m) "NQSO" shall mean an Option that is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the option agreement relating thereto.

         (n) "Option" means an ISO or a NQSO granted pursuant to the Plan.

         (o) "Optionee" shall mean an Employee, Consultant or Non-Employee Director who receives an Option.

         (p) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

         (q) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

         (r) "Shares" shall mean the common stock of the Company, par value $0.001 per share, and such other securities or property as may become the subject of Options pursuant to Subsection 7(j) below.

         (s) "10% Shareholder" shall mean a Person, who together with his or her spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of an Option and assuming its immediate exercise, would beneficially own, within the meaning of Section 424(d) of the Code, Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding capital stock of the Company or any of its Affiliates.

5. Shares Subject to the Plan

         Subject to Subsection 7(j) below, the maximum aggregate number of Shares which may be issued to Employees, Consultants and Non-Employee Directors under the Plan is one million eight hundred thousand (1,800,000). The Shares issued upon exercise of Options may be authorized and unissued shares, or Shares held by the Company in its treasury. If any Option shall terminate or expire without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

6. Administration of the Plan

         The Plan shall be administered by the Board, or, at the election of such Board, by a committee thereof appointed by the Board (the Board or such committee being hereafter referred to in such capacity as the "Administrator") composed of not less than two directors, each of whom is a "non-employee director" as defined in Rule 16b-3, and an "outside director" as defined for purposes of Section 162(m) of the Code. If such a committee is appointed by the Board, (a) such committee shall continue to serve in its designated capacity until otherwise directed by the Board, and (b) from time to time the Board may increase the size of such committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of such committee and thereafter directly administer the Plan, all to the extent permitted by the applicable law. The Administrator shall interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other actions as it deems necessary or advisable to cause the Plan to operate in an effective manner. Any interpretation, determination or other action made or taken by the Administrator shall be final, binding and conclusive.

         The Administrator may employ attorneys, consultants, accountants or other persons and the Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Administrator shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option, and all members of the Administrator shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

7. Eligibility; Grant of Options

         Under the Plan, Options may be granted to Employees, Consultants and Non-Employee Directors; provided, that ISOs may be granted only to Employees. From time to time as it may determine, the Administrator shall designate those Employees, Consultants and Non-Employee Directors to whom an Option is to be granted and the number of Shares to be covered by such Option. In determining the persons to whom Options shall be granted and the number of Shares to be covered by each Option, the Administrator shall take into account the nature of such person's duties, such person's present and potential contributions to the success of the Company and the Affiliates and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. A person who has been granted an Option or Options under the Plan may, if he or she is otherwise eligible, be granted an additional Option or Options.

8. Terms and Conditions of Options

      Each Option granted under the Plan shall be evidenced by a written agreement, in a form approved by the Administrator. Each Option shall be designated in such option written agreement as an ISO or a NQSO. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Affiliate) exceeds $100,000, such excess options shall be treated as NQSOs. In addition, each Option shall be subject to the following terms and conditions and to such other terms and conditions as the Administrator shall deem appropriate:

      (a) Option Term

            The term of each NQSO shall be fixed by the Administrator. The term of each ISO shall in no event be more than ten (10) years from the date of grant, or, in the case of ISOs granted to 10% Percent Shareholders, five years from the date of grant.

      (b) Exercise Price

            The purchase price per Share purchasable under each Option shall be specified by the Administrator at the time such Option is granted. The purchase price per Share purchasable under each NQSO shall be the price determined by the Administrator. The purchase price per Share purchasable under each ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, or, in the case of ISOs granted to 10% Percent Shareholders, 110% of the Fair Market Value of a Share on the date of grant.

      (c) Time and Method of Exercise

            The Administrator shall establish the time or times at which each Option, or any part thereof, may be exercised; provided, that an Option may not be exercised for a fraction of a Share. Such date may be immediately upon the grant of such Option, or may be delayed until the participant has remained in the employ of the Company or an Affiliate for a continuous period after the date of grant as shall be determined by the

      Administrator. The Administrator shall also establish the form or forms in which, payment of the option price with respect thereto may be made or deemed to have been made (including, (i) cash or Shares, or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price and (ii) a broker-assisted cashless exercise program established by the Administrator), provided in each case that such methods avoid "short-swing" profits to Plan participants under Section 16(b) of the Securities Exchange Act of 1934, as amended. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option agreement by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised.

      (d) Termination of Directorship or Employment or Consulting Relationship

            Subject to Subsection 7(e) below, in the event of termination of an Optionee's status as a Director, Employee or Consultant, such Optionee may, but only within three (3) months (or such other period of time not less than thirty (30) days and not more than twelve (12) months as is determined by the Administrator, with such determination in the case of an ISO being made at the time of grant of the Option and not exceeding three
      (3) months) after the date of such termination (but in no event later than the expiration date of the term of his or her Option), exercise his or her Option to the extent that such Optionee was entitled to exercise it at the date of such termination. To the extent that such Optionee was not entitled to exercise his or her Option at the date of such termination, or if such Optionee does not exercise such Option to the extent so entitled within the time specified herein, such Option shall terminate. No termination shall be deemed to occur and this Subsection 7(d) shall not apply if (i) the Optionee is a Non- Employee Director who becomes an Employee or a Consultant, or (ii) the Optionee is an Employee who becomes a Non-Employee Director or a Consultant, or (iii) the Optionee is a Consultant who becomes a Non-Employee Director or an Employee.

         (e)      Exercise in the Event of Disability

            Notwithstanding Subsection 7(d) above, in the event of termination of an Optionee's status as a Director, Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), such Optionee may, but only within twelve
      (12) months from the date of such termination (but in no event later than the expiration date of the term of such Optionee's Option), exercise his or her Option to the extent that such Optionee was entitled to exercise it at the date of such termination. To the extent that such Optionee was not entitled to exercise such Option at the date of termination, or if such Optionee does not exercise such Option to the extent so entitled within the time specified herein, such Option shall terminate.

      (f) Exercise in the Event of Death

            In the event of the death of an Optionee while he or she was a Director, Employee or Consultant, or within thirty (30) days following the termination of such person's status as a Director, Employee or Consultant, such Optionee's Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Optionee's Option) by such Optionee's estate or by a person who acquired the right to exercise such Optionee's Option by bequest or inheritance, but only to the extent such Optionee was entitled to exercise the option at the date of death or, if earlier, the date of termination of such person's status as a Director, Employee or Consultant. To the extent that such Optionee was not entitled to exercise his or her Option at the date of death or termination, as the case may be, or if such Optionee (or another person referred to above) does not exercise such Option to the extent so entitled within the time specified herein, such Option shall terminate.

      (g) Buyout Provisions

            The Administrator may at any time offer to buy out any previously granted Option for a payment in cash, Shares, or other Options, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      (h) Nontransferability

            Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution; provided, however, that the Administrator may in its discretion grant transferable NQSOs pursuant to option agreements specifying (i) the manner in which such NQSOs are transferable and (ii) that any such transfer shall be subject to applicable law. Options may be exercised, sold, pledged, assigned, hypothecated, transferred or disposed of during the lifetime of the Optionee only by the Optionee or a transferee permitted by this Subsection 7(h), or, with respect to NQSOs, by the guardian or legal representative of such Optionee or transferee if permitted by applicable law.

      (i) Conditions Upon Issuance of Shares

            Shares shall not be issued pursuant to the exercise of an Option unless such exercise and the delivery of such Shares shall comply with all applicable laws, including, without limitation, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. Each Option may provide that, as a condition to the exercise of such Option, the Optionee thereof shall deliver to the Administrator at the time of such exercise (in whole or in part) a written representation that the Shares being acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. The Company may place legends on stock certificates issued under the Plan as the Administrator deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of such stock.

      (j) Adjustments

            In the event of a change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares or similar event, the number and kind of Shares which shall be covered by the Plan, and the number and kind of Shares subject to outstanding Options, along with the option price attaching to such Shares, may be appropriately adjusted consistent with such change in a manner to be determined by the Administrator to prevent substantial dilution or enlargement of the rights granted or available participants in the Plan; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of any Option as "performance-based compensation" under Section 162(m) of the Code.

      (k) Change of Control

            In the event of a Change of Control of the Company, each Option granted under the Plan that is still outstanding and not yet vested or exercisable shall immediately become 100% vested in the Optionee thereof, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of such Option. Each Option that is exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of such Option.

9. No Rights as Stockholders; No Right to Continued Service; No Fractional
Shares

      No Optionee shall have any rights as a stockholder with respect to any Shares subject to an Option held by him or her prior to the date of issuance to him or her of a certificate or certificates for such Shares. Neither the existence of the Plan, nor any Option held under the Plan shall grant to any person any right with respect to continued service with the Company or any Affiliate, nor shall they interfere in any way with the right of the Company or any Affiliate to terminate such service at any time. No fractional Shares shall be delivered, nor shall any cash in lieu of fractional shares be paid under the Plan.

10. Legal Compliance

      The Plan and the grant of Options thereunder, and the obligation of the Company to deliver shares upon exercise of Options, shall be subject to approval of the Plan by the stockholders of the Company and to all applicable federal, state or local laws, regulations and rules, and to such approvals of competent government agencies as may, in the opinion of the Administrator, be required.

11. Amendment and Termination

      The Board may amend, terminate or modify the Plan at any time and for any reason. Amendments require the approval of the Company's stockholders only to the extent provided by Section 422 of the Code, Rule 16b-3, or any other applicable law, rule or regulation. No amendment, termination or modification of the Plan shall alter or amend any rights or obligations under any Option theretofore granted without the consent of the holder of such Option.

12. Term of Plan


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      Options may be granted pursuant to the Plan until the tenth anniversary of the date that the Plan is approved by the stockholders of the Company.

13. Withholding

      The Company and the Affiliates are authorized to withhold from any payment relating to the exercise of an Option under the Plan, including from any payroll or other payment to an Optionee, amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Administrator may deem advisable to enable the Company and the Optionees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Optionee's tax obligations.

14. Governing Law

      The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of New York and applicable Federal law.


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